UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04875

Name of Registrant: Royce Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire 745 Fifth Avenue New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 – December 31, 2019

Item 1.  Reports to Shareholders.

royceinvest.com

ROYCE Investment Partners

TheRoyceFunds

Royce Closed-End Funds 2019 Annual

Review and Report to Stockholders

December 31, 2019

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds' website (www.royceinvest.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor with the Funds, by calling 1-800-841-1180. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-841-1180 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with our fund complex if you invest directly with the Funds.

A Few Words on Closed-End Funds

Royce Investment Partners manages three closed-end funds: Royce Global Value Trust, which invests primarily in companies with headquarters outside of the United States; Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages
• A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.
• In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.
• A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.
• The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
• Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.
We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important
A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 61 and 62. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 63 or visit our website at www.royceinvest.com.

Managed Distribution Policy
The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2019 Annual Report to Stockholders

This page is not part of the 2019 Annual Report to Stockholders

Letter to Our Stockholders

A BIG YEAR FOR STOCKS

A period of pauses, pivots, and rallies, 2019 ended as a highly rewarding year for equities. The major domestic and international indexes posted healthy double-digit returns, most in the range of 20-35%. The small-cap Russell 2000 Index gained 25.5% while the Russell Top 50 Mega Cap Index advanced 32.9%, the large-cap Russell 1000 Index was up 31.4%, and the Russell Microcap Index increased 22.4%—generally, bigger was better in 2019. Still, the 25.5% gain for the Russell 2000 placed it in the index's top 27% of calendar-year showings since its 1978 inception. The advance was also impressively broad, with 70% of the stocks in the small-cap index posting positive returns, 61% advancing at least 10%, and 49% posting a calendar-year gain of

20% or more. Additionally, 10 of 11 Russell 2000 sectors were positive for the year (Energy was the sole detractor).

Although many investors think that some event, or series of events, must be present to propel share prices, there are times when the absence of negative developments is more than enough to push stocks consistently upward. This was the case in 2019, when both a recession and a more hawkish Fed failed to materialize, which was all it took to kick-start the recovery that succeeded the dramatic downturn that saw out 2018. The Fed's course was especially interesting. Arguably out of touch with the anxieties bred by slipping oil prices and an inverted yield curve in December 2018, the Fed raised rates and announced that 2019 would likely see at least two more hikes—all of this based on the central bank's cautiously optimistic outlook on the U.S. economy. Once the market's plunge showed that investors did not share this view, the Fed paused, saying it would hold the line on rates. The central bank then pivoted in July 2019, reversing course by lowering rates—which it proceeded to do again in September and October. These cuts fueled a healthy fourth quarter and helped stocks to end the year on a decidedly upbeat note.

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LETTER TO OUR STOCKHOLDERS

Notable Index Performance Spreads

Russell Index Performance—6/30/18-12/31/19

WHAT WILL FOLLOW MEGA-CAP MANIA?

Performance in 2019 was mostly in line with previous snapbacks off precipitous declines—biotech, software, and other growth stocks were among those that did best, along with non-dividend payers and companies with high debt. The somewhat peculiar exception to the pattern was large-cap outperformance. In high-octane markets such as what we saw in 2019, small-cap stocks have typically contended with few, if any, competitors for leadership. This pattern was undone by the ongoing leadership of mega-cap stocks—including the now familiar “FAANG” group of Facebook, Apple, Amazon, Netflix, and Google—which have led the market by a substantial margin over the last 18 months. For example, from 6/30/18-12/31/19, the Russell Top 50 Index advanced 26.1% cumulatively compared with a paltry 3.7% gain for small-caps—and a decline of 3.9% for micro-caps.

If the dominance of mega-caps were to unwind, or even pause, we see the potential for a subsequent rotation to small-caps. We think one point effectively illustrates the size of the potential opportunity: over the last 20 years, the 50 biggest stocks in the Russell 3000 Index have averaged a combined total market cap of about four times the total market cap of the Russell 2000. At the end of 2019, however, that ratio was more than six times, which is higher than it was even at the height of the Internet bubble in 2000. We’re certainly not expecting mega-caps to collapse any time soon, which would be anomalous behavior in what we think will be an advancing market. But we do think a performance pause at their current high valuations could occur, allowing small- and micro-cap stocks to catch up.

 We may have seen the first seeds of such a leadership reversal in the last four months of 2019, which from our perspective provided the year’s most compelling developments. Beginning on August 27th, several reversals inverted previous market leadership patterns, each of which held through the end of 2019: small-caps outpaced large-caps, cyclicals outperformed defensives, small-cap value beat small-cap growth, and micro-caps led domestic equity performance. What was of particular interest to us about these reversals was their simultaneity. Leadership rotation is common, but the changes typically emerge over longer stretches of time before they take root.

Equally important, we would also argue that valuations—both relative and absolute—must be kept in mind when looking at returns. In spite of the performance boosts that came with the late

August’s Reversals Held

Late August Saw Key Market Shifts That Held Through The End Of 2019

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LETTER TO OUR STOCKHOLDERS

Small-Cap’s Relative Valuation Is Below Its Long-Term Average
Russell 2000 vs. Russell 1000 Median LTM EV/EBIT¹ (ex. Negative EBIT Companies) from 12/31/01 to 12/31/19

1 Earnings before interest and taxes. Source: FactSet

August reversals, relative valuations for small-cap versus large-cap, small-cap cyclicals versus small-cap defensives, and small-cap value versus small-cap growth still looked attractive to us. At the end of 2019, each remained near the 20-year lows they hit in late August. As the chart above shows, small-cap stocks have lagged large-caps for so long that they were relatively cheaper at the end of 2019 than at any other time since 2001 based on our preferred valuation metric, EV/EBIT, (enterprise value over earnings before interest and taxes).

BEWARE OF THE CALENDAR

When thinking about the prospects for small-cap performance, we think it’s important to avoid a common pitfall that we all stumble into occasionally—the tendency to put more emphasis on year-end results than on other month-end periods. From the vantage point of the calendar year, small-cap performance certainly looks good. But if we look at the two-year annualized return for the Russell 2000, we see a markedly lower gain of 5.7%. Moreover, three- and five-year annualized returns for the Russell 2000 were below their respective monthly rolling averages since inception (12/31/78) at the end of 2019.

Recent 3- and 5-Year Returns Lower Than History

Russell 2000 Average Annual Total Returns vs. Long-Term Rolling Monthly Averages as of 12/31/19

Finally, the Russell 2000 finished 2019 2.2% off its most recent peak—and all-time high—reached on 8/31/18. What do these observations of historical performance suggest? Taken together, we think they suggest that, despite 2019’s strong calendar-year return, caution or pessimism about future small-cap returns and opportunities may be misplaced.

THE CASE FOR SMALL-CAP CYCLICALS

To be sure, we believe that small-cap stocks are more than capable of a strong run in 2020—and certainly resumed market leadership could be part of the equation. Even after a terrific 2019, many small-caps are still carrying what we would call a recession discount from the deep downturn at the end of 2018. Small-cap cyclicals continued to trade at a significant valuation discount to defensives at the end of 2019 based on EV/EBIT. In fact, the spread was wider than it was in October 2008, when a recession was exacerbated by the Great Financial Crisis.

Small-Cap Cyclicals Are Relatively Cheaper Than in 2008

Russell 2000 Relative Median EV/EBIT (Ex Negative EBIT) From 12/31/99 to 12/31/19

These historically low relative valuations offer support for our view that late August’s performance reversals can be sustained in 2020. This confidence has led us to be active buyers in areas as diverse as energy services; healthcare devices, diagnostics, and testing; paper & packaging; semiconductors & semiconductor equipment; chemicals; and consumer finance.

Small-caps have also historically outpaced large-caps when the economy is growing and have lagged when it’s contracting. They have

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LETTER TO OUR STOCKHOLDERS

To be sure, we believe that small-cap stocks are more than capable of a strong run in 2020—and certainly resumed market leadership could be part of the equation. Even after a terrific 2019, many small-caps are still carrying what we would call a recession discount from the deep downturn at the end of 2018.

beaten large-caps, for example, in 70% of all trailing monthly rolling one-year periods—74 out of 106—when the ISM PMI rose over the last 20 years.1 This dynamic holds true for cyclicals versus defensives as well. So if the most recent slowdown is behind us, and the global economy is gradually improving (which appears to be the case), then renewed expansion supports a continuation of August’s reversals.

THE GLOBAL SMALL-CAP SCENE

Our confidence for small-cap extends beyond our borders. Japan has shown intermittent but promising signs of renewed growth, as had China prior to the outbreak of the coronavirus. Europe, particularly Germany, has been caught in the middle of the U.S.-China trade and tariff disputes given its more export-driven economies. It was also slowed by the protracted uncertainty over Brexit. Yet December showed marginal improvements through much of Europe, including upticks in business confidence and retail sales, which indicate that the global economy has bottomed—it grew by about 2% in 2019. If it were to begin rebounding towards the 20-year average annual nominal GDP rate of around 5%—a not unreasonable expectation, we think— then that should create tailwinds to sustain small-cap cyclicals.

Also worth noting is that the cumulative two-year return for non-U.S. small-caps, as measured by the MSCI ACWI ex USA Small Cap Index, was essentially flat, up just 0.1%. Over this same period, however, earnings have been growing at healthy clip, suggesting that returns can narrow this gap. We think that the combination of attractive valuations for cyclicals, a strengthening global economy, and the flat two-year return imply that the next few years are likely to be at least as good for international small-caps as the last few—and quite possibly better.

Of course, our greatest source of confidence is not macroeconomic analysis or the examination of long-term performance patterns (though they certainly help)—it comes from our own research into companies and industries as well as the numerous conversations we have with small-cap management teams. Much to our satisfaction, most of the management teams we’ve been meeting with report that they are hiring or holding steady and seeing little if any contraction in their orders or demand.

GOOD-BYE TO ALL THAT?

2019 closes out one of the most interesting—and challenging— decades that we have seen in more than 45 years of managing small-cap portfolios. It was a decade in which financial assets performed far better than the economy did—mostly due to frequent central bank interventions that suppressed rates and kept the capital markets flush with liquidity. We also saw developments that we would never have thought possible, such as negative interest rates. In addition, years of highly accommodative monetary policy had the unintended consequence of creating few, if any, penalties for companies that borrowed extensively.

We anticipate that each of these unusual developments should unwind to some extent over the next decade. This makes us highly confident about the prospects for select small-caps, particularly in cyclical areas that haven’t fully participated in the decade that just passed. However, the persistence of these peculiar developments has thrown up numerous road blocks on the road back to normalization. (Indeed, one thing that has not changed over the last 10 years is the humbling nature of the prediction business.)

The question is whether or not the last decade-plus (stretching back to the 2007 market peaks and the Great Financial Crisis of 2008) of slow growth, historically low rates, and regular central bank interventions represents a “New Normal.” While our initial contention was that it did not, we now suspect that we will arrive at a

1 The ISM PMI rose in 106 of 229 periods.

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LETTER TO OUR STOCKHOLDERS

Does the Small-Cap Recovery Have Room to Run?

Russell 2000 Declines and Two Subsequent Calendar Year’s Performance from 12/31/78 through 12/31/19 (%)

Past performance is no guarantee of future results.

blend of the old and the new. As Mark Twain is said to have quipped, “History doesn’t repeat itself, but it often rhymes.” Perhaps, then, this will result in a series of lows—low rates, low inflation, and low (by which we mean slow) economic growth—which will translate into lower U.S. equity returns than what we have seen over the last decade, along with more frequent bouts of volatility and wider variations in stock returns. While this menu may seem unpalatable, periods with more modest performance have historically been very favorable for disciplined active management approaches.

FAVORABLE CONDITIONS FOR SMALL-CAPS

The current backdrop looks quite promising to us for solid to strong small-cap performance overall thanks to the four favorable factors that we cited in July’s “Letter to Our Stockholders”—low inflation, modest valuations, moderate growth, and ample access to capital. Together, they suggest that small-cap returns can go higher, especially the many small-cap cyclical areas that we typically like best. A few historical factors are also worth noting. Over the past 30 years, 76% of all monthly rolling one-year returns for the Russell 2000 have been positive—with an average return of 11.5%. So investors who are bearish on small-cap stocks are betting against the odds. To get a firmer sense of what 2020 may hold, we went back to the inception of the Russell 2000 and looked at the 11 calendar years when small-caps declined, as in 2018, and examined what happened in the second subsequent year. In nine of those 11 years the small-cap index advanced by an average of 14.5%. (2000 and 2002 were the exceptions.)

And two consecutive years of double-digit increases are fairly common for small-caps. Periods in which a healthy second year followed a strong one occurred in the following two-year spans: 1988-89, 1991-92, 1995-96, 2003-04, 2009-10, 2012-13, and 2016-17. With the favorable conditions we’ve outlined above in mind, we suspect that the current small-cap rally can continue, with the potential to add 2019-20 to this list.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce Investment Partners	Co-Chief Investment Officer,	Royce Investment Partners
Royce Investment Partners
January 31, 2020

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Performance

NAV Average Annual Total Returns

As of December 31, 2019 (%)

									SINCE	INCEPTION
	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	INCEPTION	DATE
Royce Global Value Trust	31.20	12.99	9.13	N/A	N/A	N/A	N/A	N/A	6.65	10/17/13
Royce Micro-Cap Trust	22.44	8.39	6.52	11.06	7.60	9.84	10.76	N/A	10.53	12/14/93
Royce Value Trust	30.46	10.04	9.20	11.00	7.69	9.27	10.51	10.56	10.51	11/26/86
INDEX
MSCI ACWI Small Cap Index	24.65	9.73	7.85	9.71	8.06	7.71	8.01	N/A	N/A	N/A
Russell Microcap Index	22.43	6.39	6.57	11.26	6.16	N/A	N/A	N/A	N/A	N/A
Russell 2000 Index	25.52	8.59	8.23	11.83	7.92	7.59	9.35	9.49	N/A	N/A

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 6/30/18 and Royce Micro-Cap Trust at 6/30/19, for financial reporting purposes, and as a result the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap, and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

This page is not part of the 2019 Annual Report to Stockholders  |  7

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE

Royce Global Value Trust (“RGT”) advanced 31.2% on an NAV (net asset value) basis and 32.3% based on market price for 2019, outperforming its unleveraged benchmark, the MSCI ACWI Small Cap Index, which gained 24.7% for the same period. The Fund also outpaced its benchmark on an NAV and market price basis for the three- and five-year periods ended 12/31/19.

WHAT WORKED... AND WHAT DIDN’T

Ten of RGT’s 11 portfolio sectors made a positive contribution to performance in 2019, with by far the biggest impact coming from Industrials and Information Technology—the Fund’s two largest sectors at year-end. Financials also made a solid positive impact while Communication Services was the only sector that detracted—doing so quite modestly. Utilities and Consumer Staples made the smallest contributions. At the industry level, machinery (Industrials) had the biggest positive effect, followed by notable contributions from electronic equipment, instruments & components (Information Technology) and capital markets (Financials). The top detracting industries were paper & forest products (Materials), industrial conglomerates (Industrials), and media (Communication Services).

The Fund’s top-contributing position was Brazil’s TOTVS, which provides enterprise resource planning and supply chain management software solutions. TOTVS capped a strong 2019 with robust revenue growth, effective cost management that created greater operational efficiency, and adjusted EBITDA margin expansion driven by its core software business. The cost of its new initiatives also did not significantly impact the firm’s profits. Finally, TOTVS acquired SUPPLIER, a credit card company with a virtual private label B2B solution. KBR, which offers differentiated engineering and related services and technologies, followed as the next-best contributor. The company operates in three synergistic segments: Government Solutions, Technology Solutions, and Energy Solutions. Its shares benefited from KBR exceeding earnings estimates for four consecutive quarters as of October 2019. This growth was driven by robust book-to-bill rates and notable strength in its Energy Solutions division.

Virtu Financial is a New York City based financial company that uses its technology to act as a market maker and liquidity provider to the global financial markets. Its business endured a slump through most of the year as the company typically does best in highly volatile markets—which were mostly absent in 2019—and/or when global trading volumes are heavy. Believing that volatility is more likely, we built our position. The stock of U.K.-based Metro Bank fell earlier in the year after the discovery in the first quarter of a historic accounting error relating to how the bank calculated loan risk. We exited our position in June. Canadian company Pason Systems provides instrumentation and data management systems for drilling rigs. The company saw its near-term outlook weaken in 2019 as North American drilling activity declined through the year on supply/demand concerns exacerbated by slumping oil and natural gas prices as well as the slower global economy. We think the market has more than fully discounted the negative impact of these developments on Pason’s near-term fundamentals while also seeming not to recognize the attributes that look obvious to us: a durable, high-ROIC business model, an innovative and robust technology pipeline, and a debt-free balance sheet.

Relative to the MSCI ACWI Small Cap, the Fund benefited from both stock selection and sector allocation, with the former having by far the highest impact. Industrials, Information Technology, and Energy were the top contributors at the sector level. Our relative advantage in the first and third were keyed by stock selection while in Tech both stock picking and our greater exposure contributed, with the latter having the bigger impact. Conversely, poor stock selection hampered relative performance most in Financials and Communication Services; RGT’s cash position also detracted in 2019.

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
TOTVS	1.02	Virtu Financial Cl. A	-0.78
KBR	0.87	Metro Bank	-0.31
CIRCOR International	0.70	Pason Systems	-0.29
Ashmore Group	0.63	Burford Capital	-0.22
Altus Group	0.63	Stella-Jones	-0.15
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We see several potential tailwinds for global small-caps, particularly those in more economically sensitive cyclical industries. China had shown intermittent but promising signs of renewed growth prior to the outbreak of the coronavirus. Europe, particularly Germany, has been caught in the middle of the U.S.-China trade and tariff disputes given its more export-driven economies. It was also slowed by the protracted uncertainty over Brexit. Yet December showed marginal improvements through much of Europe, including upticks in business confidence and retail sales, which indicate that the global economy has bottomed—it grew by about 2% in 2019. If it were to begin rebounding towards the 20-year average annual nominal GDP rate of around 5%—a not unreasonable expectation, we think—then that should create enough lift to sustain small-cap cyclicals. Earnings have also been growing—at a healthy clip for many companies—further bolstering the case for ongoing positive performance. In our view, attractively valued cyclicals, a strengthening global economy, low rates throughout most of the developed world, and ample access to capital here in the U.S. together suggest that the next few years are likely to be at least as good for global small-caps as the last few—and quite possibly better.

8  |  2019 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance
Average Annual Total Return (%) Through 12/31/19

	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	10.07	31.20	12.99	9.13	6.65

1 Not Annualized

Market Price Performance History Since Inception (10/17/13)
Cumulative Performance of Investment1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT	32.3%	53.1%	N/A	N/A	N/A	39.7%

¹	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
²	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map TM As of 12/31/19

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund's investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets

FLIR Systems	2.1
Kirby Corporation	2.1
Tel Aviv Stock Exchange	1.8
Virtu Financial Cl. A	1.4
KBR	1.4
Hansen Technologies	1.3
TGS-NOPEC Geophysical	1.3
Quaker Chemical	1.3
Computer Modelling Group	1.3
Mycronic	1.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	32.1
Information Technology	24.5
Financials	15.3
Materials	8.8
Health Care	7.5
Energy	4.5
Consumer Discretionary	2.9
Real Estate	2.0
Consumer Staples	1.9
Communication Services	0.1
Preferred Stock	0.6
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-0.2

Calendar Year Total Returns (%)

YEAR	RGT
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown1,2
% of Net Assets

United States	26.6
United Kingdom	11.7
Canada	10.3
Japan	8.3
Sweden	7.5
Switzerland	4.9
Australia	4.7
Germany	4.5
France	3.4
[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$143 million
Number of Holdings	187
Turnover Rate	48%
Net Asset Value	$13.60
Market Price	$11.69
Net Leverage[1]	0.2%
Average Market Capitalization[2]	$1,754 million
Weighted Average P/E Ratio[3,4]	25.2x
Weighted Average P/B Ratio[3]	2.9x
Active Share[5]	97%
[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	The Fund's P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/19).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019.

2019 Annual Report to Stockholders  |  9

Royce Global Value Trust

Schedule of Investments
Common Stocks – 99.6%
	SHARES	VALUE

AUSTRALIA – 4.7%
ALS	100,000	$644,207
Bravura Solutions	304,100	1,109,691
Cochlear	4,500	709,669
Hansen Technologies	696,216	1,856,564
IPH	260,747	1,500,429
Steadfast Group	156,000	380,966
Technology One	100,000	581,751
Total (Cost $5,139,033)		6,783,277

AUSTRIA – 0.5%
Mayr-Melnhof Karton	2,500	335,388
†Rhi Magnesita	8,900	453,639
Total (Cost $808,073)		789,027

BERMUDA – 0.7%
†Assured Guaranty	21,700	1,063,734
Total (Cost $1,067,052)		1,063,734

BRAZIL – 2.3%
B3-Brasil, Bolsa, Balcao	16,000	170,910
OdontoPrev	200,000	838,740
Tegma Gestao Logistica	42,400	396,838
TOTVS	80,795	1,296,472
†YDUQS Part	49,400	583,315
Total (Cost $1,853,813)		3,286,275

CANADA – 10.3%
Agnico Eagle Mines [1,2]	10,000	616,100
Alamos Gold Cl. A	215,000	1,296,408
Altus Group	46,200	1,350,546
Computer Modelling Group	283,000	1,791,429
E-L Financial	1,300	829,876
†EnWave [3]	294,400	380,880
FirstService Corporation	10,300	958,312
Genworth MI Canada	13,000	568,834
Major Drilling Group International [3]	336,000	1,467,113
Morneau Shepell	31,500	819,672
Pan American Silver [1]	31,800	753,342
†Pason Systems	98,500	994,444
†People Corporation [3]	39,700	306,643
Questor Technology [3]	76,000	290,293
Sprott	520,600	1,194,708
Stella-Jones	37,000	1,069,069
Total (Cost $14,772,429)		14,687,669

CHINA – 0.9%
A-Living Services	168,800	582,719
TravelSky Technology	300,000	732,261
Total (Cost $703,722)		1,314,980

DENMARK – 0.2%
SimCorp	3,000	341,121
Total (Cost $193,442)		341,121

FRANCE – 3.4%
†Esker	1,700	176,197
Gaztransport Et Technigaz	7,800	747,187
Interparfums	17,600	730,451
Lectra	14,000	350,980
Neurones	32,500	750,978
Robertet	700	724,730
Thermador Groupe	22,100	1,313,847
Total (Cost $3,585,852)		4,794,370

GERMANY – 3.9%
Amadeus Fire	6,000	994,723
AURELIUS Equity Opportunities	10,800	472,460
CompuGroup Medical	10,000	715,084
†Medios [3]	7,800	230,106
MorphoSys [3]	6,000	853,389
Norma Group	25,800	1,099,715
PATRIZIA	25,900	576,973
STRATEC	10,000	684,237
Total (Cost $4,174,048)		5,626,687

GREECE – 1.1%
†Mytilineos	105,000	1,151,873
Sarantis	43,100	411,902
Total (Cost $1,640,620)		1,563,775

HONG KONG – 0.6%
Value Partners Group	1,448,700	892,389
Total (Cost $1,071,774)		892,389

INDIA – 1.1%
AIA Engineering	22,500	520,086
Cyient	75,000	429,228
†Muthoot Finance	55,000	586,422
Total (Cost $1,606,959)		1,535,736

INDONESIA – 0.4%
Selamat Sempurna	5,500,000	590,312
Total (Cost $513,090)		590,312

ISRAEL – 2.4%
Nova Measuring Instruments [1,3]	19,800	749,034
†Tel Aviv Stock Exchange [3]	771,200	2,626,274
Total (Cost $2,060,249)		3,375,308

ITALY – 1.4%
†Avio	18,300	284,506
†Carel Industries	65,000	1,010,539
DiaSorin	5,000	647,221
Total (Cost $1,271,956)		1,942,266

JAPAN – 8.3%
As One	9,000	845,704
Benefit One	42,500	884,382
Cosel	90,000	977,406
Daifuku	17,500	1,072,661
eGuarantee	11,000	127,357
Fujitec	50,000	818,646
†Fukui Computer Holdings	22,000	718,789
†Harmonic Drive Systems	12,000	582,026
Meitec Corporation	17,500	990,520
Morningstar Japan KK	150,000	566,012
NSD	50,000	827,389
†Pigeon	14,200	524,716
†Prestige International	71,000	646,910
†SCSK	8,300	433,123
†TechnoPro Holdings	4,500	316,829

10 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Schedule of Investments (continued)

	SHARES	VALUE

JAPAN (continued)
TKC Corporation	15,000	$719,249
USS	14,900	283,313
†UT Group	17,100	517,776
Total (Cost $9,102,632)		11,852,808

MEXICO – 0.3%
Becle	200,000	371,810
Total (Cost $338,328)		371,810

NETHERLANDS – 1.1%
IMCD	10,000	872,683
Intertrust	35,000	679,582
Total (Cost $1,389,557)		1,552,265

NEW ZEALAND – 0.5%
Fisher & Paykel Healthcare	35,000	523,076
†Gentrack Group	100,000	252,450
Total (Cost $545,465)		775,526

NORWAY – 1.3%
TGS-NOPEC Geophysical	60,000	1,825,430
Total (Cost $1,236,672)		1,825,430

RUSSIA – 0.3%
Globaltrans Investment GDR	42,000	371,700
Total (Cost $413,086)		371,700

SINGAPORE – 0.9%
Midas Holdings [3,4]	400,000	0
XP Power	30,000	1,231,878
Total (Cost $817,261)		1,231,878

SOUTH AFRICA – 1.0%
Coronation Fund Managers	70,800	201,946
Hudaco Industries	65,000	494,902
PSG Group	25,000	417,964
Transaction Capital	201,900	304,162
Total (Cost $1,815,599)		1,418,974

SOUTH KOREA – 0.4%
Koh Young Technology	6,700	611,224
Total (Cost $539,944)		611,224

SPAIN – 0.3%
Applus Services	30,000	383,621
Total (Cost $361,708)		383,621

SWEDEN – 7.5%
Addtech Cl. B	12,500	404,373
†Alimak Group	30,000	447,133
†Biotage	50,000	661,944
Bravida Holding	70,000	679,720
†BTS Group	20,000	508,202
Bufab	39,300	547,981
†CTT Systems	25,000	471,902
Dometic Group	55,000	553,855
Hexpol	110,000	1,078,115
Lagercrantz Group	54,000	844,043
Loomis Cl. B	15,000	621,053
†Medcap [3]	50,000	742,018
†Mycronic	82,700	1,634,337
OEM International Cl. B	16,500	440,406
Scandi Standard	55,500	440,855
†Swedol Cl. B	115,000	569,085
Total (Cost $8,258,759)		10,645,022

SWITZERLAND – 4.9%
†Bossard Holding	2,200	397,128
Burkhalter Holding	4,500	353,844
†Coltene Holding	7,500	688,159
dormakaba Holding	600	429,324
Forbo Holding	300	510,849
Inficon Holding	500	397,035
Kardex	9,100	1,532,651
LEM Holding	450	662,120
†VAT Group	5,600	946,353
VZ Holding	3,600	1,110,353
Total (Cost $5,609,932)		7,027,816

THAILAND – 0.1%
Krungthai Card	64,200	84,661
Total (Cost $93,180)		84,661

UKRAINE – 0.2%
MHP GDR	30,000	291,000
Total (Cost $411,612)		291,000

UNITED KINGDOM – 11.7%
Abcam	60,000	1,074,515
Advanced Medical Solutions Group	90,000	352,873
Ashmore Group	228,300	1,566,464
†CentralNic Group [3]	300,000	357,642
Clarkson	15,600	625,079
Computacenter	24,500	575,386
Croda International	11,226	761,342
Diploma	35,000	938,347
DiscoverIE Group	100,000	755,022
†Draper Esprit [3]	47,000	298,830
†Eckoh	248,000	180,675
FDM Group Holdings	81,500	1,116,254
Ferroglobe (Warranty Insurance Trust) [3,4]	41,100	0
†Johnson Service Group	175,000	454,338
Jupiter Fund Management	36,000	195,320
†Keystone Law Group	85,000	598,984
†Marlowe [3]	70,000	470,564
†Midwich Group	35,300	257,171
†Mortgage Advice Bureau Holdings	56,600	580,286
Polypipe Group	125,000	894,105
Porvair	50,000	442,416
Restore	65,000	473,544
Rotork	125,000	554,676
†RWS Holdings	70,100	565,484
†Sabre Insurance Group	66,900	272,936
Spirax-Sarco Engineering	8,000	942,055
†SThree	89,600	449,813
Victrex	25,500	842,406
WANdisco [3]	26,800	157,972
Total (Cost $12,325,794)		16,754,499

UNITED STATES – 26.6%
Air Lease Cl. A [1]	13,530	642,946

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 11

December 31, 2019

Royce Global Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

UNITED STATES (continued)
†Boku [3]	94,800	$108,620
Brooks Automation [1]	21,700	910,532
†Cabot Microelectronics	10,300	1,486,496
†Chicken Soup For The Soul Entertainment Cl. A [3]	20,000	160,000
CIRCOR International [3]	21,400	989,536
Cognex Corporation [1]	10,748	602,318
Coherent [1,3]	5,600	931,560
†Colfax Corporation [3]	42,900	1,560,702
Diodes [1,2,3]	20,500	1,155,585
FLIR Systems [1]	56,700	2,952,369
Helios Technologies [1]	24,639	1,139,061
Innospec [1,2]	12,457	1,288,552
Kadant [1]	7,800	821,652
KBR [1]	64,600	1,970,300
Kirby Corporation [1,2,3]	32,900	2,945,537
KKR & Co. Cl. A [1]	25,000	729,250
Lazard Cl. A	27,400	1,094,904
†Lindblad Expeditions Holdings [3]	43,000	703,050
Lindsay Corporation [1,2]	13,700	1,315,063
Littelfuse	4,000	765,200
†Mesa Laboratories	4,300	1,072,420
Morningstar	7,200	1,089,432
National Instruments [1]	15,200	643,568
Onto Innovation [1,2,3]	44,545	1,627,674
†PAR Technology [3]	38,391	1,180,139
Quaker Chemical [1,2]	11,069	1,821,072
SEACOR Holdings [1,2,3]	10,100	435,815
SEACOR Marine Holdings [3]	20,309	280,061
SEI Investments [1]	13,800	903,624
Tennant Company [1]	11,600	903,872
†Upland Software [3]	20,600	735,626
Virtu Financial Cl. A [1]	124,300	1,987,557
†Webster Financial	19,700	1,051,192
Total (Cost $28,430,498)		38,005,285

URUGUAY – 0.3%
Arcos Dorados Holdings Cl. A [1]	46,800	379,080
Total (Cost $351,426)		379,080

TOTAL COMMON STOCKS
(Cost $112,503,565)		142,169,525

PREFERRED STOCK – 0.6%

GERMANY – 0.6%
FUCHS PETROLUB	18,500	916,384
(Cost $802,646)		916,384

REPURCHASE AGREEMENT – 5.8%

Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value $8,353,116 (collateralized by obligations of various U.S. Government Agencies, 2.25% due 11/15/24, valued at $8,520,857)

(Cost $8,353,000)		8,353,000

TOTAL INVESTMENTS – 106.0%
(Cost $121,659,211)		151,438,909

LIABILITIES LESS CASH AND OTHER ASSETS – (6.0)%		(8,628,688)

NET ASSETS – 100.0%		$142,810,221

GDR – Global Depository Receipt

†	New additions in 2019.
[1]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement at December 31, 2019. Total market value of pledged securities at December 31, 2019, was $17,754,276.
[2]	At December 31, 2019, a portion of these securities were rehypothecated in connection with the Fund's revolving credit agreement in the aggregate amount of $4,752,843.
[3]	Non-income producing.
[4]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2019, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $121,730,220. At December 31, 2019, net unrealized appreciation for all securities was $29,708,689 consisting of aggregate gross unrealized appreciation of $34,728,552 and aggregate gross unrealized depreciation of $5,019,863. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

12 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	December 31, 2019

Statement of Assets and Liabilities

ASSETS:
Investments at value	$143,085,909
Repurchase agreements (at cost and value)	8,353,000
Cash	495
Foreign currency (cost $2)	2
Receivable for dividends and interest	268,303
Prepaid expenses and other assets	31,751
Total Assets	151,739,460
LIABILITIES:
Revolving credit agreement	8,000,000
Payable for investments purchased	714,875
Payable for investment advisory fee	118,224
Payable for directors’ fees	6,387
Payable for interest expense	19,726
Accrued expenses	70,027
Total Liabilities	8,929,239
Net Assets	$142,810,221
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 10,503,468 shares outstanding (150,000,000 shares authorized)	$118,349,286
Total distributable earnings (loss)	24,460,935
Net Assets (net asset value per share - $13.60)	$142,810,221
Investments at identified cost	$113,306,211

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 13

Royce Global Value Trust	Year Ended December 31, 2019

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,682,323
Foreign withholding tax	(223,760)
Interest	19,875
Rehypothecation income	7,391
Total income	2,485,829
EXPENSES:
Investment advisory fees	1,267,202
Interest expense	265,899
Custody and transfer agent fees	93,896
Stockholder reports	78,926
Professional fees	68,177
Administrative and office facilities	66,454
Directors’ fees	31,990
Other expenses	28,976
Total expenses	1,901,520
Compensating balance credits	(174)
Net expenses	1,901,346
Net investment income (loss)	584,483
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	5,485,933
Foreign currency transactions	(55,074)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	27,918,834
Other assets and liabilities denominated in foreign currency	4,536
Net realized and unrealized gain (loss) on investments and foreign currency	33,354,229
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$33,938,712

14 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/19	YEAR ENDED 12/31/18

INVESTMENT OPERATIONS:
Net investment income (loss)	$584,483	$386,440
Net realized gain (loss) on investments and foreign currency	5,430,859	4,457,193
Net change in unrealized appreciation (depreciation) on investments and foreign currency	27,923,370	(25,870,375)
Net increase (decrease) in net assets from investment operations	33,938,712	(21,026,742)
DISTRIBUTIONS:
Total distributable earnings	(628,921)	(418,468)
Total distributions	(628,921)	(418,468)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	246,799	172,659
Total capital stock transactions	246,799	172,659
Net Increase (Decrease) In Net Assets	33,556,590	(21,272,551)
NET ASSETS:
Beginning of year	109,253,631	130,526,182
End of year	$142,810,221	$109,253,631

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 15

Royce Global Value Trust	Year Ended December 31, 2019

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$33,938,712
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(61,642,151)
Proceeds from sales and maturities of long-term investments	69,164,735
Net purchases, sales and maturities of short-term investments	(7,711,000)
Net (increase) decrease in dividends and interest receivable and other assets	(4,394)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	25,150
Net change in unrealized appreciation (depreciation) on investments	(27,918,834)
Net realized gain (loss) on investments	(5,485,933)
Net cash provided by operating activities	366,285
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(628,921)
Reinvestment of distributions	246,799
Net cash used for financing activities	(382,122)
INCREASE (DECREASE) IN CASH:	(15,837)
Cash and foreign currency at beginning of year	16,334
Cash and foreign currency at end of year	$497

Supplemental disclosure of cash flow information:

For the year ended December 31, 2019, the Fund paid $249,504 in interest expense.

16 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net Asset Value, Beginning of Period	$10.42	$12.48	$9.62	$8.81	$9.25
INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.04	0.02	0.06	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	3.18	(2.06)	2.96	0.90	(0.43)
Net increase (decrease) in net assets from investment operations	3.24	(2.02)	2.98	0.96	(0.33)
DISTRIBUTIONS:
Net investment income	(0.06)	(0.04)	(0.11)	(0.14)	(0.10)
Net realized gain on investments and foreign currency	–	–	–	–	–
Total distributions	(0.06)	(0.04)	(0.11)	(0.14)	(0.10)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)	(0.00)	(0.01)	(0.01)	(0.01)
Total capital stock transactions	(0.00)	(0.00)	(0.01)	(0.01)	(0.01)
Net Asset Value, End of Period	$13.60	$10.42	$12.48	$9.62	$8.81
Market Value, End of Period	$11.69	$8.88	$10.81	$8.04	$7.45
TOTAL RETURN:[1]
Net Asset Value	31.20%	(16.11)%	31.07%	11.12%	(3.44)%
Market Value	32.33%	(17.50)%	35.96%	9.77%	(6.06)%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%	1.25%	1.25%	1.25%	1.25%
Other operating expenses	0.50%	0.49%	0.42%	0.46%	0.43%
Total expenses (net)	1.50%	1.74%	1.67%	1.71%	1.68%
Expenses excluding interest expense	1.29%	1.53%	1.52%	1.57%	1.58%
Expenses prior to balance credits	1.50%	1.74%	1.67%	1.71%	1.68%
Net investment income (loss)	0.46%	0.30%	0.21%	0.69%	1.03%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$142,810	$109,254	$130,526	$100,228	$91,174
Portfolio Turnover Rate	48%	57%	34%	59%	65%
REVOLVING CREDIT AGREEMENT:
Asset coverage	1885%	1466%	1732%	1353%	1240%
Asset coverage per $1,000	18,851	14,657	17,316	13,528	12,397

[1]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 17

Royce Global Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.

Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$142,169,525	$ –	$ 0	$142,169,525
Preferred Stocks	916,384	–	–	916,384
Repurchase Agreement	–	8,353,000	–	8,353,000

Level 3 Reconciliation:

	BALANCE AS OF 12/31/18	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/19
Common Stocks	$ 42,261	$ –	$ –	$ –	$ (42,261)	$ 0

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

18  |  2019 Annual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (continued)

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2019 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 21,442 and 20,315 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2019 and December 31, 2018, respectively.

2019 Annual Report to Stockholders  |  19

Royce Global Value Trust

Notes to Financial Statements (continued)

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 179-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of December 31, 2019, the Fund has outstanding borrowings of $8,000,000. During the year ended December 31, 2019, the Fund borrowed an average daily balance of $8,000,000 at a weighted average borrowing cost of 3.28%. The maximum amount outstanding during the year ended December 31, 2019, was $8,000,000. As of December 31, 2019, the aggregate value of rehypothecated securities was $4,752,843. During the year ended December 31, 2019, the Fund earned $7,391 in fees from rehypothecated securities.

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund expensed Royce investment advisory fees totaling $1,267,202.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2019, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $62,070,572 and $67,386,736, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the year ended December 31, 2019, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$1,082,315	$699,687	$55,743

20  |  2019 Annual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (continued)

Tax Information:

Distributions during the years ended December 31, 2019 and 2018, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
2019	2018	2019	2018	2019	2018
$580,547	$418,468	$ –	$ –	$48,374	$ –

The tax basis components of distributable earnings at December 31, 2019, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSS CARRYFORWARD)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS	CAPITAL LOSS CARRYFORWARD UTILIZED
$ -	$(5,152,012)	$29,707,603	$(94,656)	$24,460,935	$(6,161,127)

[1]	Includes timing differences on foreign currency, investments in publicly traded partnerships, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications, which relate primarily to non-deductible excise taxes paid and return of capital distributions.

TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
$50,917	$(50,917)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2016-2019) and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements.

Subsequent Events:

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, announced that it had entered into a definitive agreement to acquire Legg Mason, Inc., the parent company of Royce. This transaction is subject to approval by Legg Mason’s shareholders and is expected to close no later than the third quarter of 2020. Royce will continue to operate as an independent investment organization with its own brand. There are no changes planned to the management of the organization or investment teams at Royce as a result of this transaction. Stockholders of Royce Global Value Trust are expected to be asked to approve a new investment advisory agreement with Royce due to the change of control resulting from the transaction.

2019 Annual Report to Stockholders  |  21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Global Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Global Value Trust, Inc. (the "Fund") as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not been able to determine the specific year we began serving as auditor.

22  |  2019 Annual Report to Stockholders

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2019 Annual Report to Stockholders  |  23

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Chuck Royce
Brendan Hartmann, Chris Flynn,
Jim Stoeffel

FUND PERFORMANCE

Royce Micro-Cap Trust (“RMT”) advanced 22.4% on an NAV (net asset value) basis and 24.8% based on market price compared to respective gains of 22.4% and 25.5% for RMT’s unleveraged benchmarks, the Russell Microcap and Russell 2000 Indexes, for the same period. The Fund also outpaced the Russell Microcap on an NAV and market price basis for the three- and 15-year periods ended 12/31/19 while beating the micro-cap index on a market price basis for the 10-year period as well.

WHAT WORKED... AND WHAT DIDN’T

Ten of RMT’s 11 equity sectors finished 2019 in the black, with its two largest—Information Technology and Industrials—making the biggest positive impact, followed by Health Care. Communication Services was the only sector that detracted from 2019 results while the smallest contributions came from Utilities and Real Estate. At the industry level, semiconductors & semiconductor equipment (Information Technology) had an outsized positive effect despite not having a single holding among the Fund’s top five contributors. Machinery (Industrials) and metals & mining (Materials) also made notable positive contributions while the most significant detractors at the industry level were media and interactive media & services (both in Communication Services), followed by textiles, apparel & luxury goods (Consumer Discretionary).

The Fund’s top contributor was CIRCOR International, a machinery company that makes precision valves. Its shares rose sharply after it received a takeover offer from a larger industrial company in May, which was rescinded in July. The company then reported favorable results in August, driven by new and existing platform growth across both its defense and commercial business sectors as well as margin expansion from volume, price, and low cost manufacturing initiatives. Zealand Pharma, which focuses on developing peptide-based therapeutics for metabolic and gastrointestinal diseases, was another notable contributor. The company’s two latest stage products targeting short bowel system and hypoglycemia in diabetics had positive results during the year. Zealand Pharma also completed its first ever acquisition, buying Encycle Therapeutics in October. National Research provides survey-based performance measurement, analysis, and tracking services to the healthcare industry. High demand helped to increase sales, keep earnings steady, and allow for an optimistic outlook for 2020.

The biggest detractor at the position level was comScore, which provides digital marketing intelligence that helps its customers make business decisions and implement digital strategies. The firm faced accounting issues that led to two shakeups in upper management before the firm announced in August that it was exploring strategic alternatives to maximize shareholder value, including the potential sale of the company. The possibility of a profitable acquisition informed our decision to hold our shares at year-end. Red Lion Hotels was hurt in its efforts to transition from company-owned hotels to a franchise model. Selling its company-owned units took longer than anticipated, and Red Lion experienced greater-than-expected attrition in its newly acquired franchisees—factors that led us to begin reducing our position in November. Shares of biotech company Zafgen have yet to recover from a November 2018 FDA decision to put its major drug on a clinical hold amid safety concerns.

Relative to the Russell 2000, both stock selection and sector allocation hampered performance, with the first having the greater negative impact. Ineffective stock picks in Communication Services and Consumer Discretionary hurt most, while the Fund’s cash position also hindered results. At the industry level, poor stock picks in the media group (Communication Services) detracted most by a wide margin, followed by capital markets (Financials)—where stock selection had the biggest negative impact—and health care equipment & supplies (Health Care), where both our underweight and stock picks detracted. Conversely, savvy stock selection drove relative outperformance in the Energy, Information Technology, and Materials sectors. Successful stock picking in the oil, gas & consumable fuels group (Energy) and our greater exposure to semiconductors & semiconductor equipment (Information Technology) helped most versus the Russell 2000 at the industry level, as did better stock picking in metals & mining (Materials).

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
CIRCOR International	1.10	comScore	-0.72
Zealand Pharma	1.07	Red Lion Hotels	-0.43
National Research	0.60	Zafgen	-0.36
Impala Platinum Holdings	0.60	Infrastructure and Energy Alternatives	-0.36
Solium Capital	0.55	YGM Trading	-0.25
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The backdrop looks quite favorable to us for solid to strong micro-cap performance in the months ahead. We have previously cited four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and ample access to capital. Each of these remains present and suggests that micro-cap returns can go higher. We see a global economy that’s showing signs of renewed life, an ISM Manufacturing Index that’s been incrementally rising (despite December’s setback), and, most important, valuations that range from reasonable to attractive among the many cyclical areas that we typically like best. Our focus has been on those areas that either didn’t participate in 2019’s upswing or trailed significantly, including several cyclical stocks at the larger end of our selection universe, an area that lagged meaningfully prior to 2019’s fourth quarter.

24  |  2019 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance
Average Annual Total Return (%) Through 12/31/19

									SINCE INCEPTION
	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	(12/14/93)
RMT (NAV)	7.47	22.44	8.39	6.52	11.06	7.60	9.84	10.76	10.53

1 Not Annualized

Market Price Performance History Since Inception (12/14/93)
Cumulative Performance of Investment1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	24.8%	36.8%	205.9%	150.5%	608.7%	1068.3%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.

[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets

Mesa Laboratories	3.2
PAR Technology	1.8
Sandstorm Gold	1.5
FARO Technologies	1.4
Zealand Pharma	1.4
Major Drilling Group International	1.3
Kadant	1.3
Seneca Foods	1.2
Onto Innovation	1.2
Atrion Corporation	1.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	20.9
Information Technology	19.3
Health Care	14.5
Financials	11.8
Consumer Discretionary	11.5
Energy	8.4
Materials	6.5
Communication Services	2.9
Real Estate	2.4
Consumer Staples	2.1
Utilities	0.7
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-1.0

Calendar Year Total Returns (%)

YEAR	RMT
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7
2010	28.5
2009	46.5
2008	-45.5
2007	0.6
2006	22.5
2005	6.8

Portfolio Diagnostics

Fund Net Assets	$405 million
Number of Holdings	312
Turnover Rate	15%
Net Asset Value	$9.63
Market Price	$8.54
Net Leverage[1]	1.0%
Average Market Capitalization[2]	$501 million
Weighted Average P/B Ratio[3]	2.0x
Active Share[4]	96%
U.S. Investments (% of Net Assets)	78.4%
Non-U.S. Investments (% of Net Assets)	22.6%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/14 and 6/30/19 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019.

2019 Annual Report to Stockholders  |  25

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks – 101.0%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
ORBCOMM [1]	65,000	$273,650
ENTERTAINMENT - 0.8%
Chicken Soup For The Soul Entertainment Cl. A [1]	314,500	2,516,000
Gaia Cl. A [1,2,3]	100,000	799,000
		3,315,000
INTERACTIVE MEDIA & SERVICES - 1.5%
Care.com [1,2,3]	186,787	2,807,409
QuinStreet [1]	220,700	3,378,917
		6,186,326
MEDIA - 0.5%
comScore [1]	297,195	1,468,143
Gannett Company	66,200	422,356
		1,890,499
Total (Cost $13,106,828)		11,665,475

CONSUMER DISCRETIONARY – 11.5%
AUTO COMPONENTS - 1.9%
Fox Factory Holding [1]	5,300	368,721
Motorcar Parts of America [1]	54,800	1,207,244
Sebang Global Battery	50,500	1,628,821
Standard Motor Products	50,860	2,706,769
Stoneridge [1,2,3]	56,100	1,644,852
		7,556,407
DISTRIBUTORS - 0.2%
Weyco Group [2]	36,300	960,135
DIVERSIFIED CONSUMER SERVICES - 2.0%
Aspen Group [1]	141,520	1,132,160
Collectors Universe [2,3]	98,900	2,279,645
†Park Lawn	50,000	1,127,796
Universal Technical Institute [1]	445,000	3,430,950
		7,970,551
HOTELS, RESTAURANTS & LEISURE - 2.0%
Century Casinos [1]	222,500	1,762,200
Inspired Entertainment [1]	50,000	337,500
Lindblad Expeditions Holdings [1]	280,968	4,593,827
Red Lion Hotels [1]	324,671	1,211,023
		7,904,550
HOUSEHOLD DURABLES - 1.2%
Cavco Industries [1,2,3]	8,600	1,680,268
Flexsteel Industries [2]	16,100	320,712
†Legacy Housing [1]	100,000	1,664,000
Lifetime Brands [2,3]	119,294	829,093
Universal Electronics [1]	6,100	318,786
		4,812,859
INTERNET & DIRECT MARKETING RETAIL - 1.4%
Gue Liquidation Companies [1,4]	67,200	0
Real Matters [1]	255,000	2,419,314
Rubicon Project (The) [1]	240,000	1,958,400
Stamps.com [1]	11,700	977,184
Yatra Online [1]	105,000	330,750
		5,685,648
LEISURE PRODUCTS - 0.6%
Clarus Corporation	174,926	2,371,997
MasterCraft Boat Holdings [1]	10,200	160,650
		2,532,647
SPECIALTY RETAIL - 1.4%
AutoCanada	440,000	4,198,221
Barnes & Noble Education [1]	80,000	341,600

Destination XL Group [1]	50,000	64,000
Lazydays Holdings [1]	30,000	129,300
MarineMax [1]	8,800	146,872
Shoe Carnival [2]	17,016	634,357
Stage Stores [1,2,3]	15,000	121,800
		5,636,150
TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Crown Crafts	112,159	689,778
J.G. Boswell Company [5]	2,490	1,494,000
YGM Trading	2,564,600	1,250,655
		3,434,433
Total (Cost $45,678,017)		46,493,380

CONSUMER STAPLES – 2.1%
BEVERAGES - 0.2%
Crimson Wine Group [1,5]	58,124	430,117
†Eastside Distilling [1]	23,000	67,850
Primo Water [1]	40,400	453,490
		951,457
FOOD PRODUCTS - 1.8%
Farmer Bros. [1,2,3]	31,300	471,378
John B Sanfilippo & Son [2]	7,900	721,112
Landec Corporation [1,2,3]	75,610	855,149
RiceBran Technologies [1]	50,000	73,500
Seneca Foods Cl. A [1,2]	81,087	3,307,539
Seneca Foods Cl. B [1]	40,400	1,656,400
SunOpta [1]	50,000	125,000
		7,210,078
HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [1]	12,000	372,840
Total (Cost $5,390,899)		8,534,375

ENERGY – 8.4%
ENERGY EQUIPMENT & SERVICES - 4.6%
Aspen Aerogels [1]	101,785	789,851
CARBO Ceramics [1,2,3,5]	169,038	39,741
CES Energy Solutions	25,000	44,858
Computer Modelling Group	639,775	4,049,864
Dawson Geophysical [1]	77,336	185,606
Era Group [1,2,3]	383,700	3,902,229
Geospace Technologies [1,2]	9,500	159,315
Hornbeck Offshore Services [1,2,5]	460,000	48,346
Independence Contract Drilling [1]	100,000	99,680
Matrix Service [1,2,3]	28,700	656,656
Nabors Industries	34,000	97,920
Newpark Resources [1]	68,200	427,614
North American Construction Group	50,000	606,000
Pason Systems	221,000	2,231,189
Profire Energy [1]	175,000	253,750
SEACOR Marine Holdings [1,2]	216,957	2,991,837
TerraVest Industries	209,000	2,092,334
		18,676,790
OIL, GAS & CONSUMABLE FUELS - 3.8%
Ardmore Shipping [1]	161,300	1,459,765
Dorchester Minerals L.P.	153,963	3,003,818
Dorian LPG [1]	163,138	2,525,376
GeoPark	86,971	1,922,059
Navigator Holdings [1]	175,000	2,357,250

26 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Schedule of Investments (continued)

	SHARES	VALUE

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
Ring Energy [1]	50,000	$132,000
Sabine Royalty Trust [2]	59,548	2,399,784
StealthGas [1]	229,664	787,748
Teekay Offshore Partners L.P. [1,2,3]	405,877	625,051
		15,212,851
Total (Cost $36,021,277)		33,889,641

FINANCIALS – 11.8%
BANKS - 1.5%
Bryn Mawr Bank	25,000	1,031,000
Caribbean Investment Holdings [1]	735,635	326,431
Chemung Financial	31,000	1,317,500
Fauquier Bankshares [2]	133,200	2,829,168
Live Oak Bancshares [2]	30,900	587,409
Midway Investments [1,4]	735,647	0
		6,091,508
CAPITAL MARKETS - 7.0%
ASA Gold and Precious Metals	171,150	2,332,775
Ashford [1]	10,000	236,000
B. Riley Financial	27,500	692,450
Bolsa Mexicana de Valores	1,068,000	2,348,668
Canaccord Genuity Group	203,300	757,747
Donnelley Financial Solutions [1]	50,000	523,500
Fiera Capital Cl. A	78,000	703,385
GAIN Capital Holdings [2]	25,000	98,750
GMP Capital	292,800	435,181
Great Elm Capital Group [1]	566,700	1,892,778
INTL FCStone [1,2]	69,327	3,385,237
JZ Capital Partners [1]	50,000	203,988
Manning & Napier Cl. A	136,600	237,684
MVC Capital	219,900	2,016,483
†Portman Ridge Finance	22,039	46,723
Pzena Investment Management Cl. A	6,100	52,582
Queen City Investments [5]	203	203,000
Silvercrest Asset Management Group Cl. A	203,300	2,557,514
Sprott	1,764,533	4,049,369
U.S. Global Investors Cl. A [2]	439,454	632,814
Urbana Corporation	237,600	525,133
Value Line [2,3]	74,574	2,155,934
Vostok New Ventures SDR	100,000	671,553
Warsaw Stock Exchange	52,900	547,977
Westaim Corporation [1]	500,000	1,020,369
		28,327,594
CONSUMER FINANCE - 0.4%
Currency Exchange International [1]	7,000	97,031
EZCORP Cl. A [1,2,3]	201,000	1,370,820
		1,467,851
DIVERSIFIED FINANCIAL SERVICES - 0.6%
†ECN Capital	556,000	2,050,934
Waterloo Investment Holdings [1,4]	806,000	241,800
		2,292,734
INSURANCE - 1.3%
Hallmark Financial Services [1,2]	114,000	2,002,980
Health Insurance Innovations Cl. A [1,2,3]	13,600	262,344
Trupanion [1,2,3]	82,300	3,082,958
		5,348,282
INVESTMENT COMPANIES - 1.0%
GS Acquisition Holdings Cl. A [1]	200,000	2,206,000
†Oaktree Acquisition (Units) [1]	200,000	2,030,000
		4,236,000
Total (Cost $47,710,009)		47,763,969

HEALTH CARE – 14.5%
BIOTECHNOLOGY - 2.6%
Abeona Therapeutics [1,2,3]	142,221	465,063
AMAG Pharmaceuticals [1]	5,000	60,850
Arcturus Therapeutics Holdings [1]	106,436	1,156,959
†BioSpecifics Technologies [1]	8,900	506,766
CareDx [1]	16,700	360,219
Idera Pharmaceuticals [1]	58,061	105,671
Neoleukin Therapeutics [1,2]	145,397	1,791,291
Theratechnologies [1]	10,000	32,806
Zafgen [1,2,3]	336,781	373,827
Zealand Pharma [1]	153,015	5,406,866
Zealand Pharma ADR [1]	10,000	332,000
		10,592,318
HEALTH CARE EQUIPMENT & SUPPLIES - 7.1%
†Apyx Medical [1]	11,700	98,982
AtriCure [1,2,3]	15,000	487,650
Atrion Corporation [2]	6,169	4,636,003
Chembio Diagnostics [1]	197,400	900,144
CryoLife [1]	4,600	124,614
GenMark Diagnostics [1]	31,100	149,591
LeMaitre Vascular	5,000	179,750
Mesa Laboratories [2]	52,000	12,968,800
OraSure Technologies [1,2,3]	50,000	401,500
OrthoPediatrics Corporation [1]	6,500	305,435
†Oxford Immunotec Global [1]	5,200	86,320
†Semler Scientific [1,5]	22,400	1,075,200
STRATEC	14,000	957,932
Surmodics [1,2]	73,800	3,057,534
TearLab Corporation [1,5]	8,500	332
Utah Medical Products	33,000	3,560,700
		28,990,487
HEALTH CARE PROVIDERS & SERVICES - 2.1%
AAC Holdings [1,5]	89,400	48,267
BioTelemetry [1]	17,279	800,017
CRH Medical [1]	475,000	1,646,067
Cross Country Healthcare [1]	130,800	1,519,896
National Research [2]	51,868	3,420,176
PetIQ Cl. A [1,2,3]	25,000	626,250
Psychemedics Corporation [2]	37,500	343,125
		8,403,798
HEALTH CARE TECHNOLOGY - 1.2%
Simulations Plus [2]	80,670	2,345,077
Tabula Rasa HealthCare [1,2,3]	38,400	1,869,312
Vocera Communications [1]	33,100	687,156
		4,901,545
LIFE SCIENCES TOOLS & SERVICES - 0.8%
†Harvard Bioscience [1]	28,300	86,315
Quanterix Corporation [1]	129,200	3,052,996
		3,139,311
PHARMACEUTICALS - 0.7%
Agile Therapeutics [1,2,3]	80,000	200,000
Correvio Pharma [1]	101,100	41,451
Knight Therapeutics [1]	187,000	1,091,571

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 27

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS (continued)
Theravance Biopharma [1],[2],[3]	59,009	$1,527,743
		2,860,765
Total (Cost $36,547,192)		58,888,224

INDUSTRIALS – 20.9%
AEROSPACE & DEFENSE - 1.6%
Astronics Corporation [1]	7,229	202,051
CPI Aerostructures [1]	171,800	1,156,214
Innovative Solutions and Support [1]	78,828	460,356
SIFCO Industries 1	45,800	180,910
Virgin Galactic Holdings [1],[2]	388,850	4,491,217
		6,490,748
BUILDING PRODUCTS - 1.3%
Burnham Holdings Cl. A [5]	117,000	1,649,700
CSW Industrials	20,000	1,540,000
DIRTT Environmental Solutions [1]	96,000	314,197
Insteel Industries [2]	44,200	949,858
Patrick Industries	17,250	904,417
		5,358,172
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Acme United	25,000	594,750
Atento [1]	109,300	314,784
Civeo Corporation [1]	150,000	193,500
CompX International Cl. A	500	7,295
Heritage-Crystal Clean [1],[2],[3]	129,501	4,062,446
Hudson Technologies [1]	50,000	48,875
PICO Holdings [1],[2],[3]	121,200	1,347,744
Team [1],[2],[3]	93,300	1,490,001
		8,059,395
CONSTRUCTION & ENGINEERING - 3.1%
Ameresco Cl. A [1]	231,400	4,049,500
Construction Partners Cl. A [1]	88,200	1,487,934
Granite Construction	13,500	373,545
IES Holdings [1],[2]	141,800	3,638,588
Infrastructure and Energy Alternatives [1]	275,100	885,822
Northwest Pipe [1],[2],[3]	59,400	1,978,614
		12,414,003
ELECTRICAL EQUIPMENT - 1.1%
American Superconductor [1]	47,525	373,071
Encore Wire [2]	3,307	189,822
LSI Industries	415,740	2,515,227
Powell Industries [2]	21,400	1,048,386
Power Solutions International [1],[2],[5]	21,100	166,690
Revolution Lighting Technologies [1],[2],[5]	81,200	4,060
		4,297,256
INDUSTRIAL CONGLOMERATES - 0.7%
Raven Industries [2]	83,600	2,880,856
MACHINERY - 6.2%
CIRCOR International [1]	70,200	3,246,048
Exco Technologies	72,900	445,186
Graham Corporation [2],[3]	93,150	2,038,122
Helios Technologies [2]	50,000	2,311,500
Hurco Companies [2]	36,866	1,414,180
Kadant [2]	48,800	5,140,592
Kornit Digital [1]	4,800	164,304
L.B. Foster Company [1],[2]	95,300	1,846,914
Lindsay Corporation [2],[3]	32,600	3,129,274
Luxfer Holdings [2]	72,612	1,344,048

Lydall [1]	31,700	650,484
NN [1]	90,600	838,050
Spartan Motors	17,200	310,976
Titan International	212,200	768,164
Twin Disc [1]	4,300	47,386
Wabash National	6,400	94,016
Westport Fuel Systems [1]	491,100	1,163,907
		24,953,151
MARINE - 1.8%
Algoma Central	40,000	401,679
Clarkson	109,900	4,403,599
Eagle Bulk Shipping [1]	570,000	2,622,000
		7,427,278
PROFESSIONAL SERVICES - 0.8%
Acacia Research [1],[2]	190,000	505,400
Barrett Business Services	2,000	180,920
Franklin Covey [1],[2]	40,100	1,292,423
GP Strategies [1]	32,500	429,975
InnerWorkings [1]	25,000	137,750
Kforce [2]	2,800	111,160
Resources Connection	39,300	641,769
		3,299,397
ROAD & RAIL - 0.6%
Marten Transport	2,500	53,725
Patriot Transportation Holding [1],[2]	55,764	1,086,283
Universal Logistics Holdings [2]	75,200	1,425,792
		2,565,800
TRADING COMPANIES & DISTRIBUTORS - 1.7%
EVI Industries [1],[2],[3]	131,582	3,557,977
Houston Wire & Cable [1]	331,418	1,461,554
Lawson Products [1]	2,200	114,620
†Transcat [1]	48,400	1,542,024
		6,676,175
Total (Cost $72,140,206)		84,422,231

INFORMATION TECHNOLOGY – 19.3%
COMMUNICATIONS EQUIPMENT - 0.9%
Clearfield [1]	85,200	1,187,688
Digi International [1]	38,900	689,308
†Ituran Location and Control	50,000	1,256,500
PCTEL	34,100	288,827
		3,422,323
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.1%
Bel Fuse Cl. A	67,705	1,083,280
Fabrinet [1]	2,200	142,648
FARO Technologies [1],[2],[3]	114,600	5,770,110
Firan Technology Group [1]	25,000	78,357
Genasys [1]	75,100	245,577
HollySys Automation Technologies	51,900	851,679
LightPath Technologies Cl. A [1]	100,000	72,500
†Luna Innovations [1]	23,500	171,315
nLIGHT [1],[2],[3]	227,800	4,619,784
Novanta [1]	3,400	300,696
PAR Technology [1],[2],[3]	233,224	7,169,306
PC Connection [2]	33,416	1,659,438
Perceptron [1]	19,000	104,500
Richardson Electronics	316,900	1,784,147
†SMTC [1]	65,715	222,774

28 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
Vishay Precision Group [1]	15,000	$510,000
		24,786,111
IT SERVICES - 0.4%
Computer Task Group [1]	84,800	439,264
Hackett Group (The) [2]	27,700	447,078
USA Technologies [1,2,5]	90,500	669,700
		1,556,042
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.7%
Adesto Technologies [1]	236,500	2,010,250
Alpha & Omega Semiconductor [1]	17,900	243,798
Amtech Systems [1,2]	92,184	660,037
AXT [1]	100,000	435,000
Brooks Automation [2]	52,100	2,186,116
Camtek	93,700	1,014,771
Cohu	38,790	886,351
CyberOptics Corporation [1]	50,300	924,514
Everspin Technologies [1]	5,900	31,034
FormFactor [1]	22,869	593,908
†Ichor Holdings [1]	24,900	828,423
Kulicke & Soffa Industries [2]	77,200	2,099,840
NeoPhotonics Corporation [1,2,3]	98,600	869,652
Nova Measuring Instruments [1,2]	73,900	2,795,637
Onto Innovation [1,2,3]	133,150	4,865,301
PDF Solutions [1]	189,700	3,204,033
Photronics [1]	218,700	3,446,712
Silicon Motion Technology ADR	36,100	1,830,631
Ultra Clean Holdings [1,2,3]	77,500	1,818,925
Veeco Instruments [1,2]	17,500	256,988
		31,001,921
SOFTWARE - 3.1%
Agilysys [1]	90,000	2,286,900
American Software Cl. A	120,352	1,790,838
†Digital Turbine [1]	100,000	713,000
Model N [1]	50,000	1,753,500
OneSpan [1]	5,600	95,872
Optiva [1]	28,000	1,121,251
QAD Cl. A	23,687	1,206,379
RealNetworks [1]	100,171	120,205
SeaChange International [1]	50,000	209,500
SharpSpring [1]	110,000	1,261,700
†Upland Software [1]	60,300	2,153,313
		12,712,458
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
AstroNova	37,300	511,756
Intevac [1]	539,400	3,808,164
TransAct Technologies	28,600	313,742
		4,633,662
Total (Cost $60,189,782)		78,112,517

MATERIALS – 6.5%
CHEMICALS - 1.1%
Balchem Corporation	3,250	330,298
LSB Industries [1]	135,800	570,360
OMNOVA Solutions [1]	25,000	252,750
Quaker Chemical [2,3]	14,400	2,369,088
Rayonier Advanced Materials [1]	50,000	192,000
Trecora Resources [1]	89,600	640,640
		4,355,136

CONSTRUCTION MATERIALS - 0.2%
Monarch Cement [5]	16,303	984,701
CONTAINERS & PACKAGING - 0.4%
UFP Technologies [1]	36,445	1,808,036
METALS & MINING - 4.8%
Alamos Gold Cl. A	261,044	1,574,044
Ampco-Pittsburgh [1]	79,002	237,796
Haynes International [2]	38,000	1,359,640
Imdex	650,666	673,492
MAG Silver [1]	154,050	1,823,952
Major Drilling Group International [1]	1,204,084	5,257,523
Olympic Steel	35,000	627,200
Pretium Resources [1]	80,000	890,223
Sandstorm Gold [1]	810,000	6,034,500
Universal Stainless & Alloy Products [1,2]	33,620	500,938
Victoria Gold [1]	59,333	388,380
		19,367,688
Total (Cost $23,576,089)		26,515,561

REAL ESTATE – 2.4%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
†Postal Realty Trust Cl. A	114,000	1,932,300
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.9%
Altus Group	87,000	2,543,237
Dundee Corporation Cl. A [1]	413,200	378,659
Marcus & Millichap [1,2]	4,900	182,525
RMR Group (The) Cl. A	49,900	2,277,436
Tejon Ranch [1,2]	154,994	2,476,804
		7,858,661
Total (Cost $12,178,430)		9,790,961

UTILITIES – 0.7%
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.0%
Innergex Renewable Energy	15,573	202,195
WATER UTILITIES - 0.7%
AquaVenture Holdings [1]	50,000	1,356,000
Global Water Resources	106,000	1,393,900
		2,749,900
Total (Cost $1,514,639)		2,952,095

TOTAL COMMON STOCKS
(Cost $354,053,368)		409,028,429

WARRANTS – 0.0%

INDUSTRIALS – 0.0%
CONSTRUCTION & ENGINEERING - 0.0%
Infrastructure and Energy Alternatives (Warrants) [1]	100,000	8,000
Total (Cost $106,385)		8,000

INFORMATION TECHNOLOGY – 0.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
eMagin Corporation (Warrants) [1,4]	50,000	0
Total (Cost $0)		0

TOTAL WARRANTS
(Cost $106,385)		8,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 29

December 31, 2019

Royce Micro-Cap Trust

Schedule of Investments (continued)

VALUE

REPURCHASE AGREEMENT – 4.4%
Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value
$17,790,247 (collateralized by obligations of various U.S. Government Agencies, 2.00%
due 5/31/24, valued at $18,149,576)
(Cost $17,790,000)	$17,790,000

TOTAL INVESTMENTS – 105.4%
(Cost $371,949,753)	426,826,429

LIABILITIES LESS CASH AND OTHER ASSETS – (5.4)%	(22,019,433)

NET ASSETS – 100.0%	$404,806,996

ADR – American Depository Receipt

SDR – Swedish Depository Receipt

†	New additions in 2019.

[1]	Non-income producing.

[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at December 31, 2019. Total market value of pledged securities at December 31, 2019, was $59,239,294.

[3]	At December 31, 2019, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $18,132,420.

[4]	Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[5]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2019, market value

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $373,097,986. At December 31, 2019, net unrealized appreciation for all securities was $53,728,443 consisting of aggregate gross unrealized appreciation of $115,007,116 and aggregate gross unrealized depreciation of $61,278,673. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

30 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Royce Micro-Cap Trust

Statement of Assets and Liabilities

ASSETS:
Investments at value	$409,036,429
Repurchase agreements (at cost and value)	17,790,000
Cash and foreign currency	67,624
Receivable for investments sold	324,900
Receivable for dividends and interest	235,844
Prepaid expenses and other assets	42,493
Total Assets	427,497,290
LIABILITIES:
Revolving credit agreement	22,000,000
Payable for investments purchased	198,460
Payable for investment advisory fee	311,430
Payable for directors’ fees	20,719
Payable for interest expense	54,247
Accrued expenses	105,438
Total Liabilities	22,690,294
Net Assets	$404,806,996
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 42,019,251 shares outstanding (150,000,000 shares authorized)	$354,148,607
Total distributable earnings (loss)	50,658,389
Net Assets (net asset value per share - $9.63)	$404,806,996
Investments at identified cost	$354,159,753

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 31

Royce Micro-Cap Trust
Year Ended December 31, 2019

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$4,937,204
Foreign withholding tax	(174,317)
Interest	52,896
Rehypothecation income	140,672
Total income	4,956,455
EXPENSES:
Investment advisory fees	3,222,579
Interest expense	730,938
Administrative and office facilities	178,480
Stockholder reports	145,210
Directors’ fees	100,775
Custody and transfer agent fees	80,077
Professional fees	67,390
Other expenses	49,139
Total expenses	4,574,588
Compensating balance credits	(299)
Net expenses	4,574,289
Net investment income (loss)	382,166
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	21,766,559
Foreign currency transactions	(15,779)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	52,498,039
Other assets and liabilities denominated in foreign currency	825
Net realized and unrealized gain (loss) on investments and foreign currency	74,249,644
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$74,631,810

32 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/19	YEAR ENDED 12/31/18

INVESTMENT OPERATIONS:
Net investment income (loss)	$382,166	$429,883
Net realized gain (loss) on investments and foreign currency	21,750,780	30,311,057
Net change in unrealized appreciation (depreciation) on investments and foreign currency	52,498,864	(77,891,540)
Net increase (decrease) in net assets from investment operations	74,631,810	(47,150,600)
DISTRIBUTIONS:
Total distributable earnings	(27,923,323)	(29,685,741)
Total distributions	(27,923,323)	(29,685,741)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	12,599,364	12,430,570
Total capital stock transactions	12,599,364	12,430,570
Net Increase (Decrease) In Net Assets	59,307,851	(64,405,771)
NET ASSETS:
Beginning of year	345,499,145	409,904,916
End of year	$404,806,996	$345,499,145

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 33

Royce Micro-Cap Trust	Year Ended December 31, 2019

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$74,631,810
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(60,606,523)
Proceeds from sales and maturities of long-term investments	75,713,003
Net purchases, sales and maturities of short-term investments	(240,000)
Net (increase) decrease in dividends and interest receivable and other assets	110,316
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	47,150
Net change in unrealized appreciation (depreciation) on investments	(52,498,039)
Net realized gain (loss) on investments	(21,766,559)
Net cash provided by operating activities	15,391,158
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(27,923,323)
Reinvestment of distributions	12,599,364
Net cash used for financing activities	(15,323,959)
INCREASE (DECREASE) IN CASH:	67,199
Cash and foreign currency at beginning of year	425
Cash and foreign currency at end of year	$67,624

Supplemental disclosure of cash flow information:

For the year ended December 31, 2019, the Fund paid $685,850 in interest expense.

34 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net Asset Value, Beginning of Period	$8.53	$10.48	$9.63	$8.59	$11.33
INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	0.01	0.06	0.03	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.81	(1.18)	1.52	1.70	(1.42)
Net increase (decrease) in net assets from investment operations	1.82	(1.17)	1.58	1.73	(1.39)
DISTRIBUTIONS:
Net investment income	(0.03)	(0.00)	(0.06)	(0.08)	(0.01)
Net realized gain on investments and foreign currency	(0.65)	(0.75)	(0.63)	(0.56)	(1.25)
Total distributions	(0.68)	(0.75)	(0.69)	(0.64)	(1.26)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.03)	(0.04)	(0.05)	(0.09)
Total capital stock transactions	(0.04)	(0.03)	(0.04)	(0.05)	(0.09)
Net Asset Value, End of Period	$9.63	$8.53	$10.48	$9.63	$8.59
Market Value, End of Period	$8.54	$7.42	$9.44	$8.16	$7.26
TOTAL RETURN:[1]
Net Asset Value	22.44%	(11.62)%	17.67%	21.98%	(11.64)%
Market Value	24.82%	(14.65)%	25.09%	22.30%	(16.06)%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[2]	0.85%	0.92%[3]	0.49%	0.87%	0.93%
Other operating expenses	0.35%	0.43%	0.40%	0.39%	0.35%
Total expenses (net)	1.20%	1.35%	0.89%	1.26%	1.28%
Expenses excluding interest expense	1.01%	1.05%	0.62%	1.02%	1.08%
Expenses prior to balance credits	1.20%	1.35%	0.89%	1.26%	1.28%
Net investment income (loss)	0.10%	0.10%	0.56%	0.32%	0.26%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$404,807	$345,499	$409,905	$363,701	$312,407
Portfolio Turnover Rate	15%	21%	15%	26%	39%
REVOLVING CREDIT AGREEMENT:
Asset coverage	1940%	1670%	1011%	908%	794%
Asset coverage per $1,000	$19,400	$16,705	$10,109	$9,082	$7,942

[1]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[2]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

[3]	Includes the impact of the adjustment of prior period’s performance fees of 0.06%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$401,972,775	$6,813,854	$241,800	$409,028,429
Warrants	8,000	–	0	8,000
Repurchase Agreement	–	17,790,000	–	17,790,000

36   | 2019 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/18	ADDITIONS	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/19
Common Stocks	$241,800	$2,003,114	$ –	$(2,003,114)	$241,800
Warrants	0	–	–	–	0
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT 12/31/19	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	IMPACT TO VALUATION FROM AN INCREASE IN INPUT[1]
Common Stocks	$241,800	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease
[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2019 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

2019 Annual Report to Stockholders |   37

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 1,519,172 and 1,383,439 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2019 and December 31, 2018, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 179-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of December 31, 2019, the Fund has outstanding borrowings of $22,000,000. During the year ended December 31, 2019, the Fund borrowed an average daily balance of $22,000,000 at a weighted average borrowing cost of 3.28%. The maximum amount outstanding during the year ended December 31, 2019 was $22,000,000. As of December 31, 2019, the aggregate value of rehypothecated securities was $18,132,420. During the year ended December 31, 2019, the Fund earned $140,672 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the

38   | 2019 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement (continued):

percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the twelve rolling 36-month periods in 2019, the Fund’s investment performance ranged from 3% below to 10% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $3,866,862 and a net downward adjustment of $644,283 for the performance of the Fund relative to that of the Russell 2000. For the year ended December 31, 2019, the Fund expensed Royce investment advisory fees totaling $3,222,579.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2019, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $58,630,112 and $66,932,693, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the year ended December 31, 2019, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$5,532,003	$3,197,316	$712,573

Tax Information:

Distributions during the years ended December 31, 2019 and 2018, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS
2019	2018	2019	2018
$2,744,066	$1,668,339	$25,179,257	$28,017,402

The tax basis components of distributable earnings at December 31, 2019, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSS CARRYFORWARD)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS
$ –	$840,830	$53,729,427	$(3,911,868)	$50,658,389
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2019, the Fund had no reclassifications.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2016-2019) and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements.

Subsequent Events:

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, announced that it had entered into a definitive agreement to acquire Legg Mason, Inc., the parent company of Royce. This transaction is subject to approval by Legg Mason’s shareholders and is expected to close no later than the third quarter of 2020. Royce will continue to operate as an independent investment organization with its own brand. There are no changes planned to the management of the organization or investment teams at Royce as a result of this transaction. Stockholders of Royce Micro-Cap Trust are expected to be asked to approve a new investment advisory agreement with Royce due to the change of control resulting from the transaction.

2019 Annual Report to Stockholders |   39

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Micro-Cap Trust, Inc. (the “Fund”) as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 21, 2020

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not been able to determine the specific year we began serving as auditor.

40   | 2019 Annual Report to Stockholders

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2019 Annual Report to Stockholders |   41

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Value Trust (RVT)

Chuck Royce

FUND PERFORMANCE

A robust 2019 gave Royce Value Trust (“RVT”) its third out of the last four calendar years of strong absolute and relative performance.

RVT advanced 30.5% on an NAV (net asset value) basis and 35.2% based on market price in 2019, compared to respective gains of 25.5% and 22.7% for the Russell 2000 and S&P SmallCap 600 Indexes—its unleveraged small-cap benchmarks—for the same period. We were also pleased that on an NAV and market price basis, RVT outpaced the Russell 2000 for the three-, five-, 20-, 25-, 30-year, and since inception (11/26/86) periods ended 12/31/19.

WHAT WORKED...AND WHAT DIDN’T

Nine of the Fund’s 11 equity sectors made a positive impact on 2019’s results, with Industrials and Information Technology making the biggest positive contributions to performance. Communication Services and Utilities were the only sectors that detracted in 2019. At the industry level, two areas made outsized positive impacts—semiconductors & semiconductor equipment (Information Technology) and machinery (Industrials)—while media (Communication Services) and leisure products (Consumer Discretionary) were the industry groups that detracted most.

Two Information Technology holdings were among RVT’s leading contributors, including the Fund’s top positive performer, Cirrus Logic, a leading producer of specialized audio and voice devices and solutions. Its shares rose by double digits in October on news of better-than-expected third-quarter results keyed by increased demand for its innovative products, which capped off a very strong year for its stock. MKS Instruments, which manufactures devices and instruments used in semiconductor production, sailed past (admittedly fairly low) third-quarter earnings estimates. It pleased us to see its advanced markets segment do well in 2019, and to see what looked like a bottom in the semiconductor capital equipment cycle. Ares Management is an asset manager that focuses on tradable credit, direct lending, private equity, and real estate. Investors became more optimistic about the company’s ability to sustain mid-teens, high margin earnings growth for an extended period. The company also converted to C-corp. status, which broadened ownership, supporting an increase in its valuation. HEICO Corporation is the largest designer, manufacturer, and distributor of generic replacement parts for airplane engines and components. Its shares reached their highest altitude in September, with organic growth fueled by increased demand for new product offerings in HEICO’s aftermarket replacement parts and specialty products lines.

The biggest detractor at the position level was comScore, which provides digital marketing intelligence that helps its customers make business decisions and implement digital strategies. The firm faced accounting issues that led to two shakeups in upper management. The firm then announced in August that it was exploring strategic alternatives to maximize shareholder value, including the potential sale of the company, which informed our decision to hold our shares. Health and fitness company Nautilus suffered through two consecutive failed product launches that led to the departure of its CEO. We exited our position in July as we thought it would take at least a year for the firm to rebuild its product pipeline. Virtu Financial uses its technology to act as a market maker and liquidity provider to the global financial markets. Its business endured a slump through most of the year as the company typically does best in highly volatile markets—which were mostly absent in 2019—and/or when global trading volumes are heavy. Believing that volatility is more likely, we built our position. We held our stake in construction company Infrastructure and Energy Alternatives after it suffered a second-quarter earnings miss that sent its shares tumbling.

The Fund’s 2019 advantage versus the Russell 2000 came primarily from stock selection, though sector allocation was also additive. This was the pattern for the portfolio’s biggest relative advantages at the sector level in Industrials and Information Technology. Conversely, ineffective stock selection hurt results in Real Estate while our cash position also hampered relative performance.

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
Cirrus Logic	1.01	comScore	-0.50
Ares Management Cl. A	0.82	Nautilus	-0.39
HEICO Corporation	0.81	Virtu Financial Cl. A	-0.34
MKS Instruments	0.76	Infrastructure and Energy
CIRCOR International	0.70	Alternatives	-0.21
[1] Includes dividends		Pason Systems	-0.21
		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The backdrop looks quite favorable to us for solid to strong small-cap performance overall. We have previously cited four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and ample access to capital. Each of these remains present and suggests that small-cap returns can go higher. We see a global economy that’s showing signs of renewed life, an ISM Manufacturing Index that’s been incrementally rising (despite December’s setback), and, most important, valuations that range from reasonable to attractive among the many small-cap cyclical areas that we typically like best. We believe that the market is starting to pivot from rewarding those areas that have succeeded to those that have lagged, so our focus has been on those areas that either didn’t participate in 2019’s upswing or trailed significantly. More specifically, we have added several cyclical stocks in diverse industries, including several leading energy services companies.

42   | 2019 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance

Average Annual Total Return (%) Through 12/31/19

	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (11/26/86)
RVT (NAV)	9.13	30.46	10.04	9.20	11.00	7.69	9.27	10.51	10.56	10.51

1 Not Annualized

Market Price Performance History Since Inception (11/26/86)

Cumulative Performance of Investment through 12/31/191

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	35.2%	57.0%	202.0%	151.2%	536.5%	2195.0%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund's rights offerings.
[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets
FLIR Systems	2.0
HEICO Corporation	1.9
Quaker Chemical	1.7
MKS Instruments	1.7
Cirrus Logic	1.5
Kirby Corporation	1.5
Cognex Corporation	1.2
Reliance Steel & Aluminum	1.2
Clarkson	1.2
Air Lease Cl. A	1.1

Portfolio Sector Breakdown
% of Net Assets
Industrials	26.9
Information Technology	20.0
Financials	16.3
Materials	12.2
Consumer Discretionary	8.2
Energy	6.7
Health Care	5.6
Real Estate	4.2
Consumer Staples	1.9
Communication Services	1.4
Utilities	0.2
Diversified Investment Companies	0.0
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-3.6

Calendar Year Total Returns (%)
YEAR	RVT
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1
2010	30.3
2009	44.6
2008	-45.6
2007	5.0
2006	19.5
2005	8.4

Portfolio Diagnostics
Fund Net Assets	$1,628 million
Number of Holdings	476
Turnover Rate	30%
Net Asset Value	$16.58
Market Price	$14.77
Net Leverage[1]	3.6%
Average Market Capitalization[2]	$2,069 million
Weighted Average P/E Ratio[3,4]	24.4x
Weighted Average P/B Ratio[3]	2.2x
Active Share[5]	86%
U.S. Investments (% of Net Assets)	86.6%
Non-U.S. Investments (% of Net Assets)	17.0%
[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 12/31/19).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 12/31/16 and 6/30/18 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2019.

2019 Annual Report to Stockholders |   43

Royce Value Trust

Schedule of Investments
Common Stocks – 103.6%
	SHARES	VALUE

COMMUNICATION SERVICES - 1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
†Bandwidth Cl. A [1]	70,500	$4,515,525
Cogent Communications Holdings	18,615	1,225,053
Vonage Holdings [1]	9,039	66,979
		5,807,557
ENTERTAINMENT - 0.0%
Global Eagle Entertainment [1]	110,000	55,000
INTERACTIVE MEDIA & SERVICES - 0.2%
Care.com [1]	19,674	295,700
QuinStreet [1,2,3]	180,254	2,759,689
		3,055,389
MEDIA - 0.8%
comScore [1,2,3]	808,910	3,996,015
Gannett Company	176,578	1,126,568
Gray Television [1,2,3]	50,000	1,072,000
Liberty Latin America Cl. C [1,2,3]	246,300	4,792,998
Meredith Corporation [2]	26,700	866,949
†Nexstar Media Group Cl. A	3,200	375,200
Pico Far East Holdings	2,612,400	797,905
		13,027,635
WIRELESS TELECOMMUNICATION SERVICES - 0.0%
Boingo Wireless [1,2,3]	50,000	547,500
Total (Cost $33,686,529)		22,493,081

CONSUMER DISCRETIONARY – 8.2%
AUTO COMPONENTS - 1.4%
†Cooper-Standard Holdings [1]	3,110	103,128
Dorman Products [1,2,3]	51,700	3,914,724
†Garrett Motion [1]	51,870	518,181
Gentex Corporation	96,310	2,791,064
LCI Industries [2]	139,084	14,900,069
Standard Motor Products [2]	4,183	222,619
†Stoneridge [1]	4,220	123,730
Superior Industries International [1]	203,911	752,432
		23,325,947
DISTRIBUTORS - 0.5%
Core-Mark Holding [2]	31,543	857,654
LKQ Corporation [1,2,3]	139,300	4,973,010
Weyco Group [2]	97,992	2,591,889
		8,422,553
DIVERSIFIED CONSUMER SERVICES - 0.4%
American Public Education [1]	19,979	547,225
Collectors Universe [2,3]	71,100	1,638,855
Perdoceo Education [1]	11,417	209,958
Regis Corporation [1]	14,420	257,685
Universal Technical Institute [1]	504,032	3,886,087
		6,539,810
HOTELS, RESTAURANTS & LEISURE - 0.6%
Century Casinos [1]	244,320	1,935,014
Lindblad Expeditions Holdings [1,2,3]	415,200	6,788,520
†Red Robin Gourmet Burgers [1]	12,332	407,203
Ruth’s Hospitality Group	36,595	796,490
		9,927,227
HOUSEHOLD DURABLES - 0.7%
Cavco Industries [1,2,3]	14,700	2,872,086
Ethan Allen Interiors [2]	156,519	2,983,252
La-Z-Boy	16,848	530,375
†LGI Homes [1]	53,900	3,808,035
Meritage Homes [1]	18,477	1,129,130
		11,322,878
INTERNET & DIRECT MARKETING RETAIL - 0.8%
Etsy [1,2,3]	155,800	6,901,940
†PetMed Express	16,879	396,994
†Shutterstock [1]	26,185	1,122,813
Stamps.com [1]	53,667	4,482,268
		12,904,015
LEISURE PRODUCTS - 0.4%
Brunswick Corporation	75,400	4,522,492
Johnson Outdoors Cl. A	1,820	139,594
MasterCraft Boat Holdings [1]	27,850	438,638
Sturm, Ruger & Co.	15,149	712,457
		5,813,181
SPECIALTY RETAIL - 2.7%
Abercrombie & Fitch Cl. A	23,798	411,467
America’s Car-Mart [1,2,3]	120,000	13,159,200
AutoCanada	1,138,000	10,858,126
Barnes & Noble Education [1]	91,318	389,928
Buckle (The)	68,915	1,863,462
Caleres	29,576	702,430
Camping World Holdings Cl. A [2,3]	606,813	8,944,424
CarMax [1]	5,500	482,185
Cato Corporation (The) Cl. A	64,847	1,128,338
†Chico’s FAS	137,191	522,698
Children’s Place	52,348	3,272,797
Haverty Furniture	17,217	347,095
Hibbett Sports [1]	12,747	357,426
†Michaels Companies [1]	37,444	302,922
Monro [2]	2,339	182,910
†Shoe Carnival	14,125	526,580
Sleep Number [1]	4,514	222,269
†Zumiez [1]	5,227	180,540
		43,854,797
TEXTILES, APPAREL & LUXURY GOODS - 0.7%
†Canada Goose Holdings [1]	85,000	3,080,400
Crocs [1]	10,931	457,899
Culp [2]	29,400	400,428
G-III Apparel Group [1]	11,050	370,175
J.G. Boswell Company [4]	3,940	2,364,000
Movado Group	40,673	884,231
Steven Madden	33,784	1,453,050
Vera Bradley [1]	52,176	615,677
Wolverine World Wide [2]	76,800	2,591,232
		12,217,092
Total (Cost $122,017,306)		134,327,500

CONSUMER STAPLES - 1.9%
BEVERAGES - 0.1%
Compania Cervecerias Unidas ADR [2]	64,500	1,223,565
FOOD & STAPLES RETAILING - 0.0%
†SpartanNash Company	28,701	408,702
FOOD PRODUCTS - 1.4%
Cal-Maine Foods [1,2,3]	34,154	1,460,083
Farmer Bros. [1,2]	54,700	823,782
Industrias Bachoco ADR Ser. B	8,040	418,080
John B Sanfilippo & Son	6,354	579,993
Nomad Foods [1,2]	143,600	3,212,332

44 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
FOOD PRODUCTS (continued)
Seneca Foods Cl. A [1],[2],[3]	236,301	$9,638,718
Seneca Foods Cl. B [1]	13,840	567,440
Tootsie Roll Industries [2]	179,144	6,115,976
		22,816,404
HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [1]	8,868	275,529
†WD-40 Company	4,152	806,069
		1,081,598
PERSONAL PRODUCTS - 0.3%
Inter Parfums [2]	60,045	4,365,872
USANA Health Sciences [1]	3,038	238,635
		4,604,507
TOBACCO - 0.0%
Universal Corporation	14,694	838,440
Total (Cost $21,139,205)		30,973,216

DIVERSIFIED INVESTMENT COMPANIES – 0.0%
CLOSED-END FUNDS - 0.0%
†Eagle Point Income	11,844	222,134
Total (Cost $217,183)		222,134

ENERGY – 6.7%
ENERGY EQUIPMENT & SERVICES - 4.6%
CARBO Ceramics [1],[4]	78,000	18,338
Computer Modelling Group	1,333,624	8,442,023
Diamond Offshore Drilling [1],[2],[3]	214,000	1,538,660
Era Group [1]	742,846	7,554,744
Forum Energy Technologies [1]	249,431	419,044
Helmerich & Payne [2]	94,000	4,270,420
ION Geophysical [1]	71,880	623,918
†KLX Energy Services Holdings [1]	15,746	101,404
Matrix Service [1]	28,866	660,454
Oil States International [1],[2],[3]	217,795	3,552,237
Pason Systems	1,160,780	11,719,091
†ProPetro Holding [1]	42,451	477,574
SEACOR Holdings [1],[2],[3]	265,231	11,444,718
SEACOR Marine Holdings [1],[2]	638,834	8,809,521
TGS-NOPEC Geophysical	465,610	14,165,643
		73,797,789
OIL, GAS & CONSUMABLE FUELS - 2.1%
†Bonanza Creek Energy [1]	42,156	983,921
Callon Petroleum [1]	63,252	305,507
Cimarex Energy	50,000	2,624,500
†CONSOL Energy [1]	73,270	1,063,148
Dorchester Minerals L.P. [2]	279,148	5,446,177
Dorian LPG [1]	394,936	6,113,609
GeoPark [2],[3]	53,200	1,175,720
†Parsley Energy Cl. A	224,700	4,249,077
REX American Resources [1]	10,209	836,730
San Juan Basin Royalty Trust	212,272	539,171
Unit Corporation [1]	15,000	10,434
World Fuel Services [2]	224,227	9,735,936
WPX Energy [1],[2],[3]	110,000	1,511,400
		34,595,330
Total (Cost $121,392,309)		108,393,119

FINANCIALS – 16.3%
BANKS - 3.3%
†Ameris Bancorp	6,385	271,618
Bank of N.T. Butterfield & Son [2]	228,416	8,455,960
Boston Private Financial Holdings	22,382	269,256
Canadian Western Bank	279,500	6,864,006
†CIT Group	13,000	593,190
†Customers Bancorp [1]	19,034	453,200
Dime Community Bancshares	7,207	150,554
†Eagle Bancorp	19,919	968,661
Farmers & Merchants Bank of Long Beach [4]	730	5,729,770
Fauquier Bankshares [2]	160,800	3,415,392
†First BanCorp	76,051	805,380
First Citizens BancShares Cl. A	15,576	8,289,703
†First Commonwealth Financial	57,204	830,030
†First Financial Bancorp	22,019	560,163
†First Hawaiian	10,300	297,155
†First Midwest Bancorp	15,011	346,154
†Franklin Financial Network	3,568	122,489
†Great Western Bancorp	30,340	1,054,012
†Hanmi Financial	16,340	326,718
†HarborOne Bancorp [1]	46,400	509,936
†HomeTrust Bancshares	18,700	501,721
†Preferred Bank	18,336	1,101,810
†Prosperity Bancshares	10,403	747,872
†Simmons First National Cl. A	4,909	131,512
Webster Financial [2]	193,500	10,325,160
		53,121,422
CAPITAL MARKETS - 7.4%
Ares Management Cl. A [2],[3]	405,094	14,457,805
Artisan Partners Asset Management Cl. A [2]	127,580	4,123,386
ASA Gold and Precious Metals	249,821	3,405,060
Ashmore Group	548,400	3,762,807
Associated Capital Group Cl. A [2]	20,200	791,840
†Barings BDC	29,000	298,120
Bolsa Mexicana de Valores	1,723,106	3,789,329
Focus Financial Partners Cl. A [1],[2],[3]	50,000	1,473,500
†Garrison Capital	53,500	311,370
†Golub Capital BDC	22,100	407,855
Houlihan Lokey Cl. A [2]	62,940	3,075,878
Jupiter Fund Management	230,000	1,247,879
Lazard Cl. A [2]	122,265	4,885,709
MarketAxess Holdings	31,900	12,093,609
†Moelis & Company Cl. A	16,000	510,720
Morningstar [2]	84,600	12,800,826
MVC Capital	195,688	1,794,459
†Oaktree Strategic Income	36,200	296,478
Qalaa Holdings [1]	7,749,921	1,187,838
Rothschild & Co	50,293	1,444,190
SEI Investments [2]	155,200	10,162,496
†Solar Capital	14,400	296,928
Sprott	2,564,800	5,885,876
†Tel Aviv Stock Exchange [1]	17,500	59,595
TMX Group	76,000	6,581,341
†Tradeweb Markets Cl. A	161,050	7,464,668
U.S. Global Investors Cl. A	520,551	749,593
Value Partners Group	5,453,000	3,359,008
Virtu Financial Cl. A [2]	652,700	10,436,673
Waddell & Reed Financial Cl. A	85,176	1,424,143
Westwood Holdings Group [2]	38,850	1,150,737

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 45

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
WisdomTree Investments	22,900	$110,836
		119,840,552
CONSUMER FINANCE - 0.0%
†Enova International [1]	35,341	850,305
DIVERSIFIED FINANCIAL SERVICES - 0.1%
†Banco Latinoamericano de Comercio Exterior Cl. E	13,700	292,906
†ECN Capital	163,100	601,632
First Pacific	1,020,000	346,881
Waterloo Investment Holdings [1,5]	2,972,000	891,600
		2,133,019
INSURANCE - 3.5%
Alleghany Corporation [1]	600	479,742
†Ambac Financial Group [1]	24,530	529,112
American Equity Investment Life Holding	23,213	694,765
Assured Guaranty	7,900	387,258
eHealth [1]	20,700	1,988,856
E-L Financial	22,500	14,363,232
†Employers Holdings	27,030	1,128,503
Erie Indemnity Cl. A	15,500	2,573,000
†FBL Financial Group Cl. A	5,530	325,883
Independence Holding Company [2]	210,523	8,858,808
ProAssurance Corporation [2]	394,257	14,248,448
RLI Corp. [2]	49,670	4,471,293
Trupanion [1,2,3]	136,300	5,105,798
†Universal Insurance Holdings	39,156	1,095,976
		56,250,674
INVESTMENT COMPANIES - 0.5%
†Oaktree Acquisition (Units) [1]	800,000	8,120,000
THRIFTS & MORTGAGE FINANCE - 1.5%
Axos Financial [1,2,3]	34,589	1,047,355
†Flagstar Bancorp	26,785	1,024,526
Genworth MI Canada	219,725	9,614,396
†HomeStreet [1]	2,922	99,348
†Meridian Bancorp	29,500	592,655
†Meta Financial Group	15,276	557,727
NMI Holdings Cl. A [1]	28,770	954,589
OceanFirst Financial	20,400	521,016
†Provident Bancorp [1]	48,200	600,090
†Territorial Bancorp	9,300	287,742
Timberland Bancorp [2]	274,457	8,162,351
Vestin Realty Mortgage II [1,4]	34	34,000
Walker & Dunlop	12,700	821,436
		24,317,231
Total (Cost $206,971,387)		264,633,203

HEALTH CARE – 5.6%
BIOTECHNOLOGY - 1.1%
†Acorda Therapeutics [1]	25,477	51,973
AMAG Pharmaceuticals [1,2,3]	32,423	394,588
†Anika Therapeutics [1]	14,413	747,314
BioSpecifics Technologies [1]	3,430	195,304
Eagle Pharmaceuticals [1]	14,520	872,362
†Emergent BioSolutions [1]	2,613	140,971
†Enanta Pharmaceuticals [1]	6,661	411,517
†Pfenex [1]	16,247	178,392
Sangamo Therapeutics [1,2,3]	65,815	550,871
†Vanda Pharmaceuticals [1]	25,375	416,404
Zealand Pharma [1]	408,857	14,447,179
		18,406,875
HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
Atrion Corporation	15,750	11,836,125
Haemonetics [1]	14,100	1,620,090
†Inogen [1]	3,077	210,252
Integer Holdings [1,2,3]	42,400	3,410,232
Masimo Corporation [1,2]	45,000	7,112,700
Meridian Bioscience [1]	50,703	495,368
†Mesa Laboratories [2]	38,600	9,626,840
Neogen Corporation [1,2,3]	22,400	1,461,824
†OraSure Technologies [1]	40,269	323,360
†Quidel Corporation [1]	29,829	2,238,070
Surmodics [1,2]	161,000	6,670,230
		45,005,091
HEALTH CARE PROVIDERS & SERVICES - 0.4%
AMN Healthcare Services [1]	8,938	556,927
Community Health Systems [1]	790,000	2,291,000
CorVel Corporation [1]	3,967	346,557
†Ensign Group (The)	5,483	248,764
†HealthEquity [1]	20,000	1,481,400
†Magellan Health [1]	12,610	986,732
†Pennant Group [1]	2,741	90,645
†Tivity Health [1]	19,621	399,189
†U.S. Physical Therapy	4,583	524,066
		6,925,280
HEALTH CARE TECHNOLOGY - 0.1%
†HealthStream [1]	7,060	192,032
†Simulations Plus	67,470	1,961,353
		2,153,385
LIFE SCIENCES TOOLS & SERVICES - 0.9%
Bio-Rad Laboratories Cl. A [1]	31,398	11,618,202
Bio-Techne [2]	12,023	2,639,169
†Medpace Holdings [1]	4,167	350,278
		14,607,649
PHARMACEUTICALS - 0.3%
Alimera Sciences [1]	46,125	349,627
†Assertio Therapeutics [1]	156,932	196,165
†Corcept Therapeutics [1]	63,684	770,576
Innoviva [1]	72,352	1,024,504
Lannett Company [1]	86,513	763,045
†Supernus Pharmaceuticals [1]	21,998	521,793
Theravance Biopharma [1,2,3]	34,291	887,794
		4,513,504
Total (Cost $55,408,556)		91,611,784

INDUSTRIALS – 26.9%
AEROSPACE & DEFENSE - 3.3%
Aerojet Rocketdyne Holdings [1]	17,967	820,373
Ducommun [1,2]	105,500	5,330,915
HEICO Corporation [2]	195,300	22,293,495
HEICO Corporation Cl. A [2]	104,426	9,349,260
Hexcel Corporation [2,3]	46,700	3,423,577
Magellan Aerospace	96,800	1,048,098
National Presto Industries	10,886	962,213
Park Aerospace	13,847	225,291
Teledyne Technologies [1]	300	103,962
†Vectrus [1]	2,650	135,839

46 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
Virgin Galactic Holdings [1]	819,918	$9,470,053
		53,163,076
AIR FREIGHT & LOGISTICS - 0.7%
†Echo Global Logistics [1]	38,490	796,743
Forward Air [2,3]	153,490	10,736,625
		11,533,368
BUILDING PRODUCTS - 0.8%
American Woodmark [1]	6,364	665,102
Apogee Enterprises	17,129	556,692
Burnham Holdings Cl. B [4]	36,000	507,600
†Gibraltar Industries [1]	8,150	411,086
Insteel Industries	5,899	126,770
Patrick Industries [2]	77,510	4,063,849
†PGT Innovations [1]	11,783	175,685
†Quanex Building Products	34,066	581,847
Simpson Manufacturing [2]	64,313	5,159,832
†Trex Company [1]	3,534	317,636
†Universal Forest Products	6,507	310,384
		12,876,483
COMMERCIAL SERVICES & SUPPLIES - 1.7%
CompX International Cl. A [2]	211,100	3,079,949
Heritage-Crystal Clean [1,2]	100,106	3,140,325
Kimball International Cl. B [2]	253,740	5,244,806
†LSC Communications [1,4]	63,906	13,165
†MSA Safety	1,300	164,268
PICO Holdings [1]	409,400	4,552,528
Pitney Bowes	145,515	586,426
Ritchie Bros. Auctioneers [2]	62,900	2,701,555
Steelcase Cl. A	7,440	152,222
Tetra Tech	12,927	1,113,790
UniFirst Corporation	29,729	6,004,663
US Ecology	4,915	284,628
		27,038,325
CONSTRUCTION & ENGINEERING - 2.6%
Arcosa [2]	112,420	5,008,311
Comfort Systems USA	25,375	1,264,944
IES Holdings [1,2]	594,244	15,248,301
Infrastructure and Energy Alternatives [1]	600,000	1,932,000
Jacobs Engineering Group [2,3]	83,500	7,500,805
MYR Group [1]	2,242	73,067
Sterling Construction [1,2,3]	143,978	2,027,210
Valmont Industries [2]	57,455	8,605,610
Williams Industrial Services Group [1,4]	631,820	1,086,730
		42,746,978
ELECTRICAL EQUIPMENT - 1.0%
†Encore Wire	14,409	827,077
EnerSys	2,950	220,748
LSI Industries	814,857	4,929,885
Powell Industries [2]	94,500	4,629,555
Preformed Line Products [2]	91,600	5,528,060
Sensata Technologies Holding [1]	7,500	404,025
		16,539,350
INDUSTRIAL CONGLOMERATES - 0.6%
Carlisle Companies	3,500	566,440
Raven Industries [2]	271,725	9,363,643
		9,930,083
MACHINERY - 9.0%
CIRCOR International [1]	135,627	6,271,392
Colfax Corporation [1,2,3]	435,832	15,855,568
Franklin Electric [2,3]	218,800	12,541,616
Helios Technologies [2]	264,014	12,205,367
Hillenbrand	37,374	1,244,928
John Bean Technologies [2,3]	108,106	12,179,222
Kadant [2]	126,019	13,274,841
Kennametal	4,490	165,636
Lincoln Electric Holdings [2]	113,960	11,023,351
Lindsay Corporation [2,3]	110,000	10,558,900
†Meritor [1]	27,130	710,535
Mueller Industries	41,248	1,309,624
NN [1]	308,700	2,855,475
Nordson Corporation [2]	23,096	3,760,953
Proto Labs [1]	10,000	1,015,500
RBC Bearings [1]	84,058	13,309,744
Standex International	1,793	142,274
Tennant Company [2]	116,504	9,077,992
Titan International	173,100	626,622
Wabash National	67,990	998,773
Watts Water Technologies Cl. A [2]	61,000	6,085,360
Woodward [2]	89,500	10,600,380
		145,814,053
MARINE - 2.7%
Clarkson	471,100	18,876,574
Eagle Bulk Shipping [1]	320,478	1,474,199
Kirby Corporation [1,2]	265,200	23,743,356
		44,094,129
PROFESSIONAL SERVICES - 1.2%
Exponent [2]	100,000	6,901,000
Forrester Research [1]	34,570	1,441,569
FTI Consulting [1]	1,509	166,986
Heidrick & Struggles International	44,624	1,450,280
Korn Ferry	32,548	1,380,035
ManpowerGroup [2]	15,842	1,538,258
†Morneau Shepell	17,500	455,374
TrueBlue [1,2,3]	39,316	945,943
†Upwork [1]	556,200	5,934,654
		20,214,099
ROAD & RAIL - 1.1%
ArcBest	14,279	394,100
Landstar System [2]	121,080	13,787,380
Patriot Transportation Holding [1,2]	139,100	2,709,668
Saia [1,2,3]	2,754	256,453
Universal Logistics Holdings [2]	78,916	1,496,247
		18,643,848
TRADING COMPANIES & DISTRIBUTORS - 2.2%
Air Lease Cl. A [2]	392,700	18,661,104
Applied Industrial Technologies	5,116	341,186
†BMC Stock Holdings [1]	119,700	3,434,193
†EVI Industries [1]	20,322	549,507
†GMS [1]	25,788	698,339
Houston Wire & Cable [1,6]	877,363	3,869,171
†Richelieu Hardware	88,400	1,846,900
SiteOne Landscape Supply [1,2,3]	25,000	2,266,250
Watsco [2,3]	19,500	3,512,925
		35,179,575
Total (Cost $285,250,163)		437,773,367

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 47

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY – 20.0%
COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN [2]	214,973	$2,126,083
CalAmp Corporation [1]	38,928	372,930
Comtech Telecommunications	15,866	563,085
NetScout Systems [1]	8,160	196,411
		3,258,509
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.9%
Anixter International [1,2]	50,995	4,696,640
†Badger Meter	3,560	231,151
Benchmark Electronics	8,142	279,759
Cognex Corporation [2]	340,100	19,059,204
Coherent [1]	88,090	14,653,772
Fabrinet [1,2]	193,660	12,556,914
FARO Technologies [1,2,3]	259,947	13,088,331
FLIR Systems [2]	630,037	32,806,027
Insight Enterprises [1]	29,951	2,105,256
IPG Photonics [1]	53,300	7,724,236
Kimball Electronics [1]	24,797	435,187
Littelfuse	20,520	3,925,476
Methode Electronics	10,351	407,312
National Instruments [2]	235,650	9,977,421
nLIGHT [1,2]	165,610	3,358,571
†PAR Technology [1]	156,353	4,806,291
Perceptron [1]	357,700	1,967,350
Richardson Electronics [6]	711,475	4,005,604
TTM Technologies [1,2,3]	562,687	8,468,439
Vishay Intertechnology	12,340	262,719
Vishay Precision Group [1]	7,950	270,300
		145,085,960
IT SERVICES - 1.3%
†Cardtronics [1]	20,118	898,269
†Computer Services [4]	24,492	1,089,894
CSG Systems International	13,242	685,671
†EVERTEC	27,498	936,032
Hackett Group (The) [2]	285,266	4,604,193
KBR [2]	337,400	10,290,700
NIC	5,470	122,254
Perficient [1]	2,790	128,535
TTEC Holdings	2,853	113,036
Unisys Corporation [1,2,3]	160,000	1,897,600
†WEX [1]	600	125,676
		20,891,860
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.4%
Advanced Energy Industries [1,2,3]	15,242	1,085,230
Axcelis Technologies [1]	14,900	359,016
Brooks Automation [2]	389,600	16,347,616
Cabot Microelectronics [2]	63,589	9,177,164
Cirrus Logic [1,2,3]	295,000	24,310,950
Cohu	14,053	321,111
Diodes [1,2,3]	281,504	15,868,380
Entegris [2,3]	195,200	9,777,568
†Ichor Holdings [1]	24,219	805,766
Kulicke & Soffa Industries [2]	53,210	1,447,312
Lattice Semiconductor [1]	49,000	937,860
MKS Instruments [2]	248,339	27,319,773
Nova Measuring Instruments [1,2,3]	46,620	1,763,635
Onto Innovation [1]	53,272	1,946,559
Photronics [1]	183,700	2,895,112
†Rambus [1]	77,914	1,073,265
Silicon Motion Technology ADR [2]	28,560	1,448,278
†SMART Global Holdings [1]	27,706	1,051,166
†SolarEdge Technologies [1]	15,444	1,468,570
Ultra Clean Holdings [1]	10,656	250,096
Xperi Corporation [2]	79,127	1,463,850
		121,118,277
SOFTWARE - 2.2%
Descartes Systems Group (The) [1,2,3]	181,600	7,757,952
†Ebix	1,761	58,835
j2 Global [1,2,3]	24,605	2,305,735
Manhattan Associates [1,2,3]	94,900	7,568,275
Progress Software	11,153	463,407
RealNetworks [1]	109,950	131,940
†SharpSpring [1]	20,000	229,400
Support.com	216,766	236,275
†SVMK [1]	408,100	7,292,747
TiVo	19,836	168,209
†Upland Software [1]	267,300	9,545,283
		35,758,058
Total (Cost $212,066,410)		326,112,664

MATERIALS – 12.2%
CHEMICALS - 5.5%
Chase Corporation [2]	79,059	9,366,910
Element Solutions [1,2]	822,800	9,610,304
FutureFuel Corporation	594,083	7,360,688
Hawkins [2]	89,062	4,079,930
†Huntsman Corporation	17,500	422,800
Ingevity Corporation [1,2,3]	43,200	3,774,816
Innospec [2]	94,383	9,762,978
Minerals Technologies [2]	207,492	11,957,764
NewMarket Corporation	8,000	3,892,160
Quaker Chemical	171,569	28,226,532
Stepan Company	4,000	409,760
†Tredegar Corporation	23,989	536,154
†Trinseo	7,976	296,787
Westlake Chemical	5,100	357,765
		90,055,348
CONSTRUCTION MATERIALS - 0.2%
Imerys	90,000	3,803,909
†U.S. Concrete [1]	6,620	275,789
		4,079,698
CONTAINERS & PACKAGING - 0.1%
Myers Industries	31,785	530,174
†Packaging Corporation of America	1,500	167,985
UFP Technologies [1]	2,720	134,939
		833,098
METALS & MINING - 5.6%
Alamos Gold Cl. A	2,066,300	12,459,381
Ferroglobe (Warranty Insurance Trust) [1,5]	49,300	0
Franco-Nevada [2]	113,900	11,765,870
Gold Fields ADR	370,000	2,442,000
Haynes International [2]	113,900	4,075,342
Hecla Mining	721,300	2,445,207
IAMGOLD Corporation [1]	600,000	2,238,000
Lundin Mining	640,000	3,824,573
MAG Silver [1]	198,900	2,354,976
Major Drilling Group International [1]	2,217,291	9,681,599

48 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Schedule of Investments (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING (continued)
Materion Corporation	5,377	$319,663
Pan American Silver	124,627	2,952,414
Pretium Resources [1]	101,000	1,123,907
Reliance Steel & Aluminum [2,3]	158,300	18,958,008
Royal Gold [2]	16,600	2,029,350
†SunCoke Energy	75,080	467,748
Synalloy Corporation [1,2,3]	178,800	2,308,308
VanEck Vectors Junior Gold Miners ETF	183,000	7,733,580
†Warrior Met Coal	21,030	444,364
Worthington Industries [2]	80,400	3,391,272
		91,015,562
PAPER & FOREST PRODUCTS - 0.8%
†Boise Cascade	32,725	1,195,444
Mercer International	78,779	968,982
Neenah [2,3]	16,700	1,176,181
Schweitzer-Mauduit International	31,853	1,337,508
Stella-Jones	262,458	7,583,400
		12,261,515
Total (Cost $152,899,193)		198,245,221

REAL ESTATE – 4.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
New York REIT [1,5]	15,000	193,500
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.2%
†Colliers International Group	20,700	1,613,979
FirstService Corporation	185,200	17,231,008
FRP Holdings [1,2,3]	153,158	7,628,800
Jones Lang LaSalle	4,349	757,117
Kennedy-Wilson Holdings [2]	712,690	15,892,987
Marcus & Millichap [1,2,3]	236,598	8,813,276
RMR Group (The) Cl. A [2]	80,100	3,655,764
St. Joe Company (The) [1,2,3]	197,000	3,906,510
Tejon Ranch [1,2,3]	557,136	8,903,033
		68,402,474
Total (Cost $51,462,304)		68,595,974

UTILITIES – 0.2%
GAS UTILITIES - 0.1%
UGI Corporation [2]	29,700	1,341,252
MULTI-UTILITIES - 0.0%
†Avista Corporation	3,195	153,647
WATER UTILITIES - 0.1%
†American States Water	11,279	977,213
Total (Cost $2,335,519)		2,472,112

TOTAL COMMON STOCKS
(Cost $1,264,846,064)		1,685,853,375

WARRANTS – 0.0%

INDUSTRIALS – 0.0%
CONSTRUCTION & ENGINEERING - 0.0%
Infrastructure and Energy Alternatives (Warrants) [1]	625,000	50,000
Total (Cost $470,283)		50,000

INFORMATION TECHNOLOGY – 0.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
eMagin Corporation (Warrants) [1,5]	50,000	0
Total (Cost $0)		0

TOTAL WARRANTS
(Cost $470,283)		50,000

REPURCHASE AGREEMENT – 0.7%
Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value
$12,153,169 (collateralized by obligations of various U.S. Government Agencies, 2.00%
due 5/31/24, valued at $12,401,025)
(Cost $12,153,000)		12,153,000

TOTAL INVESTMENTS – 104.3%
(Cost $1,277,469,347)		1,698,056,375

LIABILITIES LESS CASH AND OTHER ASSETS – (4.3)%		(70,016,882)

NET ASSETS - 100.0%		$1,628,039,493

ADR – American Depository Receipt

† New additions in 2019.

1 Non-income producing.

2 All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at December 31, 2019. Total market value of pledged securities at December 31, 2019, was $162,038,473.

3 At December 31, 2019, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $57,983,069.

4 These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.

5 Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

6 At December 31, 2019, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2019, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,278,122,594. At December 31, 2019, net unrealized appreciation for all securities was $419,933,781 consisting of aggregate gross unrealized appreciation of $526,934,973 and aggregate gross unrealized depreciation of $107,001,192. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 49

Royce Value Trust	December 31, 2019

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies	$1,678,028,600
Affiliated Companies	7,874,775
Repurchase agreements (at cost and value)	12,153,000
Cash and foreign currency	7,611
Receivable for investments sold	17,041
Receivable for dividends and interest	1,289,664
Prepaid expenses and other assets	691,796
Total Assets	1,700,062,487
LIABILITIES:
Revolving credit agreement	70,000,000
Payable for investments purchased	592,746
Payable for investment advisory fee	955,299
Payable for directors' fees	41,209
Payable for interest expense	172,603
Accrued expenses	261,137
Total Liabilities	72,022,994
Net Assets	$1,628,039,493
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 98,217,833 shares outstanding (150,000,000 shares authorized)	$1,206,998,945
Total distributable earnings (loss)	421,040,548
Net Assets (net asset value per share - $16.58)	$1,628,039,493
Investments at identified cost	$1,265,316,347

50 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Year Ended December 31, 2019

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$22,043,587
Affiliated Companies	154,225
Foreign withholding tax	(770,434)
Interest	196,291
Rehypothecation income	267,943
Total income	21,891,612
EXPENSES:
Investment advisory fees	7,398,487
Interest expense	2,324,015
Administrative and office facilities	650,825
Stockholder reports	435,443
Directors' fees	203,660
Custody and transfer agent fees	203,080
Professional fees	122,729
Other expenses	142,493
Total expenses	11,480,732
Net investment income (loss)	10,410,880
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	80,268,183
Investments in Affiliated Companies	(2,022,091)
Foreign currency transactions	(21,903)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	296,072,779
Investments in Affiliated Companies	(178,289)
Other assets and liabilities denominated in foreign currency	6,121
Net realized and unrealized gain (loss) on investments and foreign currency	374,124,800
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$384,535,680

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 51

Royce Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/19	YEAR ENDED 12/31/18

INVESTMENT OPERATIONS:
Net investment income (loss)	$10,410,880	$16,192,591
Net realized gain (loss) on investments and foreign currency	78,224,189	111,658,737
Net change in unrealized appreciation (depreciation) on investments and foreign currency	295,900,611	(347,149,860)
Net increase (decrease) in net assets from investment operations	384,535,680	(219,298,532)
DISTRIBUTIONS:
Total distributable earnings	(105,830,150)	(112,695,474)
Total distributions	(105,830,150)	(112,695,474)
CAPITAL STOCK TRANSACTIONS:
Net proceeds from rights offering	–	108,466,176
Reinvestment of distributions	45,227,078	47,185,262
Total capital stock transactions	45,227,078	155,651,438
Net Increase (Decrease) In Net Assets	323,932,608	(176,342,568)
NET ASSETS:
Beginning of year	1,304,106,885	1,480,449,453
End of year	$1,628,039,493	$1,304,106,885

52 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Year Ended December 31, 2019

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$384,535,680
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(459,201,963)
Proceeds from sales and maturities of long-term investments	510,459,522
Net purchases, sales and maturities of short-term investments	(12,153,000)
Net (increase) decrease in dividends and interest receivable and other assets	15,359
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	587,831
Net change in unrealized appreciation (depreciation) on investments	(295,894,490)
Net realized gain (loss) on investments	(78,246,092)
Net cash provided by operating activities	50,102,847
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in revolving credit agreement	25,000,000
Distributions	(105,830,150)
Decrease in payable to custodian for cash and foreign currency overdrawn	(14,492,164)
Reinvestment of distributions	45,227,078
Net cash used for financing activities	(50,095,236)
INCREASE (DECREASE) IN CASH:	7,611
Cash and foreign currency at beginning of year	–
Cash and foreign currency at end of year	$7,611

Supplemental disclosure of cash flow information:

For the year ended December 31, 2019, the Fund paid $2,170,147 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 53

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	YEARS ENDED
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net Asset Value, Beginning of Period	$13.73	$17.50	$15.85	$13.56	$16.24
INVESTMENT OPERATIONS:
Net investment income (loss)	0.11	0.18	0.13	0.12	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	3.90	(2.46)	2.74	3.27	(1.48)
Net increase (decrease) in net assets from investment operations	4.01	(2.28)	2.87	3.39	(1.36)
DISTRIBUTIONS:
Net investment income	(0.11)	(0.19)	(0.13)	(0.13)	(0.16)
Net realized gain on investments and foreign currency	(0.99)	(1.07)	(1.03)	(0.89)	(1.08)
Total distributions	(1.10)	(1.26)	(1.16)	(1.02)	(1.24)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.06)	(0.06)	(0.06)	(0.08)	(0.08)
Effect of rights offering		(0.17)
Total capital stock transactions	(0.06)	(0.23)	(0.06)	(0.08)	(0.08)
Net Asset Value, End of Period	$16.58	$13.73	$17.50	$15.85	$13.56
Market Value, End of Period	$14.77	$11.80	$16.17	$13.39	$11.77
TOTAL RETURN:[1]
Net Asset Value	30.46%	(14.45)%	19.31%	26.87%	(8.09)%
Market Value	35.23%	(20.43)%	30.49%	23.48%	(9.59)%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[2]	0.49%	0.42%	0.43%	0.51%	0.50%
Other operating expenses	0.27%	0.21%	0.22%	0.22%	0.18%
Total expenses (net)	0.76%	0.63%	0.65%	0.73%	0.68%
Expenses excluding interest expense	0.61%	0.52%	0.54%	0.62%	0.61%
Expenses prior to balance credits	0.76%	0.63%	0.65%	0.73%	0.68%
Net investment income (loss)	0.69%	1.06%	0.80%	0.85%	0.78%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$1,628,039	$1,304,107	$1,480,449	$1,296,012	$1,072,035
Portfolio Turnover Rate	30%	28%	19%	28%	35%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2426%	2998%	2215%	1951%	1631%
Asset coverage per $1,000	$24,258	$29,980	$22,149	$19,514	$16,315

[1]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[2]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

54 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$1,673,924,778	$10,843,497	$1,085,100	$1,685,853,375
Warrants	50,000	–	0	50,000
Repurchase Agreement	–	12,153,000	–	12,153,000

 2019 Annual Report to Stockholders  |  55

Royce Value Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/18	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/19
Common Stocks	$ 1,100,250	$ 15,150	$0	$–	$ 1,085,100
Warrants	0	–	–	–	0

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT 12/31/19	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	IMPACT TO VALUATION FROM AN INCREASE IN INPUT[1]
Waterloo Investment Holdings	$ 891,600	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease
New York REIT	193,500	Guidance from Options Clearing Authorities Balance Sheet Analysis	Liquidity Discount	20%-30%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2019 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

CAPITAL GAINS TAXES:

The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling

56  |  2019 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

DISTRIBUTIONS (continued):

average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 3,207,809 and 3,301,756 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2019 and December 31, 2018, respectively.

On July 5, 2018, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 10 rights held by stockholders of record on May 30, 2018. The rights offering resulted in the issuance of 7,120,544 common shares at a price of $15.33, and proceeds of $109,157,940 to the Fund prior to the deduction of expenses of $691,764. The net asset value per share of the Fund’s Common Stock was reduced by approximately $0.17 per share as a result of the issuance.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 179-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

2019 Annual Report to Stockholders  |  57

Royce Value Trust

Notes to Financial Statements (continued)

Borrowings (continued):

As of December 31, 2019, the Fund has outstanding borrowings of $70,000,000. During the year ended December 31, 2019, the Fund borrowed an average daily balance of $69,931,507 at a weighted average borrowing cost of 3.28%. The maximum amount outstanding during the year ended December 31, 2019 was $70,000,000. As of December 31, 2019 the aggregate value of rehypothecated securities was $57,983,069. During the year ended December 31, 2019, the Fund earned $267,943 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the twelve rolling 60-month periods in 2019, the Fund’s investment performance ranged from 5% below to 21% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $13,229,217 and a net downward adjustment of $5,830,730 for the performance of the Fund relative to that of the S&P 600. For the year ended December 31, 2019, the Fund expensed Royce investment advisory fees totaling $7,398,487.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2019, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $455,696,062 and $501,103,417, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the year ended December 31, 2019, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$23,818,786	$3,884,059	$427,122

Tax Information:

Distributions during the years ended December 31, 2019 and 2018, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS
2019	2018	2019	2018
$15,576,453	$30,738,849	$90,253,697	$81,956,625

The tax basis components of distributable earnings at December 31, 2019, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSS CARRYFORWARD)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS
$ –	$1,159,142	$419,931,826	$(50,420)	$421,040,548
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

58  |  2019 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Tax Information (continued):

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications, which relate primarily to publicly traded partnerships and Trusts.

TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
$560	$(560)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2016-2019) and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:

An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year end December 31, 2019:

AFFILIATED COMPANY	SHARES 12/31/18	MARKET VALUE 12/31/18	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 12/31/19	MARKET VALUE 12/31/19
CONSUMER DISCRETIONARY - 0.0%
HOUSEHOLD DURABLES - 0.0%
HG Holdings [1,2,3]	912,235	$392,261	$–	$ 464,067	$(2,022,091)	$2,093,897	$–
		392,261			(2,022,091)	2,093,897	–
INDUSTRIALS - 0.2%
TRADING COMPANIES & DISTRIBUTORS - 0.2%
Houston Wire & Cable [2,4]	877,363	4,439,457	–	–	–	(570,286)	–	877,363	$ 3,869,171
		4,439,457			–	(570,286)	–		3,869,171
INFORMATION TECHNOLOGY - 0.2%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.2%
Richardson Electronics [4]	573,732	4,985,731	721,773	–	–	(1,701,900)	154,225	711,475	4,005,604
		4,985,731			–	(1,701,900)	154,225		4,005,604
		$9,817,449			$(2,022,091)	$(178,289)	$154,225		$ 7,874,775
[1]	Not an Affiliated Company at December 31, 2019.
[2]	Non-income producing.

[3]	This security was defined as a Level 2 security due to fair value being based on quoted prices for similar securities.
[4]	At December 31, 2019, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

Subsequent Events:

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, announced that it had entered into a definitive agreement to acquire Legg Mason, Inc., the parent company of Royce. This transaction is subject to approval by Legg Mason’s shareholders and is expected to close no later than the third quarter of 2020. Royce will continue to operate as an independent investment organization with its own brand. There are no changes planned to the management of the organization or investment teams at Royce as a result of this transaction. Stockholders of Royce Value Trust are expected to be asked to approve a new investment advisory agreement with Royce due to the change of control resulting from the transaction.

2019 Annual Report to Stockholders | 59

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Value Trust, Inc. (the "Fund") as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not been able to determine the specific year we began serving as auditor.

60 | 2019 Annual Report to Stockholders

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6
12/31/19		$8,975		1,073	$14,593	$12,543

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19³		8.237	578	28,205	24,807
3/11/09	Distribution $0.22³		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53³		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955
12/31/19		$8,900		12,256	$118,025	$104,666

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

2019 Annual Report to Stockholders | 61

History Since Inception (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929
12/31/19		$53,211		25,934	$429,986	$383,045

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

62 | 2019 Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through December 31, 2019.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through December 31, 2019. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2019 Annual Report to Stockholders  |  63

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director 1

Age: 80 | Number of Funds Overseen: 16 | Tenure: Since 1982

Non-Royce Directorships: Director of Oxford Square Capital Corp.

Principal Occupation(s) During Past Five Years: A member of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Director 1, President

Age: 54 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director

Age: 71 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Director

Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Stephen L. Isaacs, Director 2

Age: 80 | Number of Funds Overseen: 16 | Tenure: Since 1989

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director

Age: 77 | Number of Funds Overseen: 36 | Tenure: Since 2004

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director 2

Age: 80 | Number of Funds Overseen: 16 | Tenure: Since 1982

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director

Age: 74 | Number of Funds Overseen: 36 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999) .

Michael K. Shields, Director

Age: 61 | Number of Funds Overseen: 16 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President

Age: 52 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 57 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 53 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 52 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer

Age: 60 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Director.
[2]	Retired effective December 31, 2019.

Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

64  |  2019 Annual Report to Stockholders

Results of Stockholders Meeting

Royce Value Trust, Inc.

At the 2019 Annual Meeting of Stockholders held on September 24, 2019, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD
Patricia W. Chadwick	81,049,028	4,920,047
Arthur S. Mehlman	81,116,677	4,852,398
Michael K. Shields	81,101,096	4,867,979

Royce Micro-Cap Trust, Inc.

At the 2019 Annual Meeting of Stockholders held on September 24, 2019, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD
Patricia W. Chadwick	33,389,940	1,741,058
Arthur S. Mehlman	33,639,000	1,491,998
Michael K. Shields	33,393,572	1,737,426

Royce Global Value Trust, Inc.

At the 2019 Annual Meeting of Stockholders held on September 24, 2019, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD
Patricia W. Chadwick	7,564,329	1,834,066
Arthur S. Mehlman	7,540,304	1,858,091
Michael K. Shields	7,582,405	1,815,990

Bylaw Changes

The Boards of Directors of Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Global Value Trust, Inc. (each, a “Fund” and collectively, the “Funds”) approved certain changes to the Funds’ Bylaws at meetings held on December 3-4, 2019. Prior to such changes, the Bylaws for each Fund provided that the election of directors shall be decided by a plurality of votes cast. After such changes, the Bylaws provide that a majority of the votes entitled to be cast in the election of directors shall be required to elect a director.

2019 Annual Report to Stockholders  |  65

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2019, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2019 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Top 50 Mega Cap Index is an unmanaged, capitalization-weighted index of domestic mega-cap stocks that measures the performance of the 50 largest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The S&P 600 is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. The ISM Manufacturing Index (ISM) monitors employment, production, inventories, new orders and supplier deliveries.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2020. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2016, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

66  |  2019 Annual Report to Stockholders

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2019 Annual Report to Stockholders  |  67

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68  |  2019 Annual Report to Stockholders

About Royce Investment Partners	Contact Us

Unparalleled Knowledge + Experience	GENERAL INFORMATION
Pioneers in small-cap investing, with 45+ years	General Royce Funds information including an
of experience, depth of knowledge, and focus.	overview of our firm and Funds
(800) 221-4268
Independent Thinking
The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the	COMPUTERSHARE
tenacity to stay the course through market cycles.	Transfer Agent and Registrar
Speak with a representative about:
Specialized Approaches	• Your account, transactions, and forms
U.S., international, and global investment strategies	(800) 426-5523
that pursue approaches with different risk profiles.

Unwavering Commitment	FINANCIAL ADVISORS AND BROKER-DEALERS
Our team of 17 portfolio managers has significant	Speak with your regional Royce contact regarding:
personal investments in the strategies they manage.	• Information about our firm, strategies, and Funds
• Fund Materials
(800) 337-6923

CE-REP-1219

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Directors as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2019 - $46,624

Year ended December 31, 2018 - $45,710

(b)	Audit-Related Fees:

Year ended December 31, 2019 - $0

Year ended December 31, 2018 - $0

(c)	Tax Fees:

Year ended December 31, 2019 - $9,933 - Preparation of tax returns

Year ended December 31, 2018 - $9,738 - Preparation of tax returns

(d)	All Other Fees:

Year ended December 31, 2019 - $0

Year ended December 31, 2018 - $0

(e)(1)     Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2019 - $9,933

Year ended December 31, 2018 - $9,738

(h)	No such services were rendered during 2019 or 2018.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Patricia W. Chadwick, Christopher C. Grisanti, Arthur S. Mehlman, G. Peter O’Brien, and Michael K. Shields are members of the Registrant’s audit committee.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Royce & Associates, LP (“Royce”) has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into "regularly recurring" and "non-regularly recurring" matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Non-regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment.

Certain Royce portfolio managers may provide instructions that they do not want regularly recurring matters to be voted in accordance with the standing instructions for their accounts and individual voting instructions on all matters, both regularly recurring and non-regularly recurring, will be obtained from such portfolio managers. Under certain circumstances, Royce may also vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. A portfolio manager of Royce may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third party vendors).

To further Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.roycefunds.com or by calling 212-508-4500. Additionally, you can obtain information on how your securities were voted by calling 212-508-4500.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2019)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	Portfolio Manager and Member of the Board of Directors of the Registrant	Since 1986	Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), Member of the boards of directors/trustees of the Registrant, Royce Micro-Cap Trust, Inc. ("RMT"), Royce Global Value Trust, Inc. ,The Royce Fund , and Royce Capital Fund (collectively, "The Royce Funds").
Chris E. Flynn	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); and Principal, Portfolio Manager and Senior Analyst at Royce (since 1993).
Lauren A. Romeo	Assistant Portfolio Manager*	Since May 1, 2009	Assistant Portfolio of the Registrant (since May 1, 2009); and Portfolio Manager and Analyst at Royce (since 2004).
Steven G. McBoyle	Assistant Portfolio Manager*	Since September 1, 2018	Assistant Portfolio Manager of the Registrant (since September 1, 2018); and Portfolio Manager at Royce (since 2007).
Andrew S. Palen	Assistant Portfolio Manager*	Since September 1, 2018	Assistant Portfolio Manager of the Registrant (since September 1, 2018); Portfolio Manager and Analyst at Royce (since 2015); Senior Analyst at Armistice Capital (2013-2015); Summer Associate at UBS Global Management (2012); and Associate at Comvest Partners (2008-2011).

* Assistant Portfolio Managers may have investment discretion over a portion of the Registrant’s portfolio subject to the supervision of Registrant’s Portfolio Manager.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2019)

Other Accounts

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles M. Royce
	Registered investment companies	8	7,596,586,780	2	2,032,846,489
	Private pooled investment vehicles	3	81,714,999	--	--
	Other accounts*	12	50,000,892	--	--

Chris E. Flynn
	Registered investment companies	5	5,541,357,891	2	2,032,846,489
	Private pooled investment vehicles	1	81,362,378	--	--
	Other accounts*	--	--	--	--

Lauren A. Romeo
	Registered investment companies	3	5,385,762,988	1	1,628,039,493
	Private pooled investment vehicles	5	516,599,424	--	--
	Other accounts*	--	--	--	--
Steven G. McBoyle
	Registered investment companies	4	4,528,092,095	1	1,628,039,493
	Private pooled investment vehicles	5	403,153,315	--	--
	Other accounts*	--	--	--	--

Andrew S. Palen
	Registered investment companies	2	3,577,369,282	1	1,628,039,493
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest

The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

As described below, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Registrant’s shares and assets under management.

               Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Registrant or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (the Registrant and RMT) is based, in part, on performance-based fee revenues. The Registrant and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

               Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities for their personal investment portfolios.

               Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2019)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers, receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-	PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by Charles M. Royce that relates to each of RMT and RVT is performance-based fee revenue.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company accounts for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.

-	BENEFIT PACKAGE. Portfolio Managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager’s overall compensation.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2019)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce	Over $1,000,000
Chris E. Flynn	$100,001-$500,000
Lauren A. Romeo	$100,001-$500,000
Steven G. McBoyle	$0
Andrew S. Palen	$0

(b) Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE VALUE TRUST, INC.		ROYCE VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Treasurer

Date: March, 2020		Date: March, 2020